AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into on the 2nd day of December, 2010 by DORAL ENERGY CORP., a Nevada corporation (“Doral”), DORAL ACQUISITION CORP., a Nevada corporation and the wholly-owned subsidiary of Doral (“Doral Sub”), PURE GAS PARTNERS II, L.P., a Texas limited partnership (“Pure”) and PURE ENERGY GROUP, INC, a Texas corporation and the wholly-owned subsidiary of Pure (“Pure Sub”).

PRELIMINARY STATEMENTS

     WHEREAS the Board of Directors of Doral and Pure Gas Managing GP, LLC, which is the sole general partner of Pure (“Pure GP”), deem it desirable and in the best interests of Doral and Pure to merge Pure Sub with and into Doral Sub, with Doral Sub as the surviving corporation (the “Merger”) on the terms and subject to the conditions set out in this Agreement; and

     WHEREAS, for federal income tax purposes, it is intended that the Merger will qualify as a tax free reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

     In consideration of the mutual benefits to be derived from the Merger and the respective representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

STATEMENT OF TERMS

ARTICLE 1
THE MERGER

     1.1      The Merger. At the Effective Time (as defined in Section 1.3 below) and on the terms and conditions contained herein, Pure Sub will be merged with and into Doral Sub in accordance with this Agreement, the Articles of Merger substantially in the form attached as Schedule 1.1 attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (“Nevada Law”). Following the Merger, Doral Sub will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of Pure Sub will cease, except insofar as it may be continued by Nevada Law.

     1.2      Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 8, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will be held at the offices of Pure, or such other location as mutually agreed to by the parties. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement and make all filings to effectuate the Merger. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before December 31, 2010 unless such date is extended by the mutual agreement of the parties.

     1.3      Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed on the Closing Date.

     1.4      Effect of the Merger. The Merger will have the effects set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Doral Sub and Pure Sub will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Doral Sub and Pure Sub will become the debts, liabilities and duties of the Surviving Corporation.

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     1.5      Tax Treatment. It is intended that the Merger shall constitute a tax free reorganization under Section 368(a) of the Code.

     1.6      Articles of Incorporation; Bylaws.

          (a)      The Articles of Incorporation of Doral Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

          (b)      At the Effective Time, the bylaws of Doral Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     1.7      Directors and Officers. The directors and officers of Doral Sub and Doral from and after the Effective Time will be as set forth on Schedule 1.7 until their respective successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with Doral’s Articles of Incorporation and bylaws and Nevada Law.

     1.8      Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Doral Sub or Pure Sub, the officers and directors of Doral, Doral Sub, Pure Sub and Surviving Corporation will take all such necessary action.

     1.9      Defined Terms. Capitalized terms shall have the meanings ascribed to such as set forth in Schedule 1.9.

ARTICLE 2
PAYMENT OF MERGER CONSIDERATION

     2.1      Merger Consideration.

          (a)      Conversion of Pure Sub Common Stock. Subject to adjustment as set out in Section 7.2, each share of Pure Sub common stock, par value $0.001 per share (the “Pure Sub Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.3) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 19.963072 post-Reverse Stock Split shares of validly issued, fully paid and nonassessable Doral Common Stock, par value $0.001 per share (as defined in Section 5.3(a)) (the “Doral Merger Shares”). It is the parties’ intent that at Closing, the Doral Merger Shares, in the aggregate, will represent approximately 80% of the total Doral Common Stock outstanding on Closing, calculated assuming that all of the Doral Stock Obligations existing as of Closing have been exercised as set forth in Schedule 2.1(a). All certificates representing the Doral Merger Shares issued on effectiveness of the Merger will be endorsed with a legend pursuant to the United States Securities Act of 1933, as amended (the “Securities Act”), which legend shall be substantially similar to the following, to reflect the fact that the Doral Merger Shares will be issued to the stockholders of Pure Sub (the “Pure Sub Stockholders”) pursuant to exemptions or safe harbors from the registration requirements of the Securities Act:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

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          (b)      Doral Sub Stock. Each share of Doral Sub Stock (as defined in Section 5.3(b)) issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, remain issued and outstanding.

     2.2      Stock Certificate Conversion Procedure. From and after the Effective Time, each holder of Pure Sub Common Stock will be entitled to exchange his, her, or its certificate representing the Pure Sub Common Stock (a “Pure Sub Stock Certificate”) for a certificate representing the number of Doral Merger Shares into which the number of shares of Pure Sub Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.1(a) of this Agreement. Each holder of Pure Sub Common Stock may exchange his, her or its Pure Sub Stock Certificate by delivering it to Doral, duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Doral Merger Shares to such shareholder, together with a Certificate of U.S. Shareholder, a copy of which is attached hereto as Schedule 2.2. Until surrendered as contemplated by this Section 2.2, each Pure Sub Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Doral Common Stock certificates representing the number of whole Doral Merger Shares into which the shares of Pure Sub Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Pure Sub Stock Certificates, Doral will cause the issuance of the number of Doral Merger Shares as converted pursuant to Section 2.1(a) of this Agreement.

     2.3      Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Pure Sub Common Stock (“Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by Pure Sub Stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Nevada Law (the “Pure Sub Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive Doral Merger Shares, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Nevada Law. Pure and Pure Sub will give Doral (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Pure Sub Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Nevada Law and received by Pure or Pure Sub relating to shareholders' rights of appraisal, and (ii) they will keep Doral informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Nevada Law. If any Pure Sub Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Pure Sub Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Doral Common Stock pursuant to Section 2.1 of this Agreement.

     2.4      No Further Ownership Rights in Pure Sub Stock. The promise to exchange the Pure Sub Common Stock for Doral Merger Shares in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Pure Sub Common Stock, and there will be no further registration of transfers on the stock transfer books of Pure Sub of the shares of Pure Sub Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Pure Sub Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Pure Sub Common Stock, except as otherwise provided in this Agreement or by law.

     2.5      Distributions with Respect to Unsurrendered Pure Sub Stock. No dividends or other distributions with a record date after the Effective Time will be paid to the holder of any unsurrendered Pure Sub Stock Certificate until the surrender of such Pure Sub Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Pure Sub Stock Certificate, Doral will pay to the holder of the Doral Common Stock certificate issued in exchange for the Pure Sub Stock Certificate, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such Doral Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Doral Common Stock.

     2.6      No Liability. Except as provided herein, neither Doral, nor Doral Sub, nor the Surviving Corporation will be liable to any person in respect of shares of Pure Sub Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Pure Sub Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Pure Sub Stock Certificate, or any dividends or distributions payable to the holder of such Pure Sub Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Doral Merger Shares, dividends or distributions in respect of such Pure Sub Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate.

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     2.7      Lost, Stolen or Destroyed Certificates. If any certificate representing Pure Sub Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Doral, the posting by such person of a bond in such reasonable amount as Doral may direct as indemnity against any claim that may be made against it with respect to such certificate, Doral will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Doral Merger Shares deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

     2.8      No Fractional Shares. No fractional Doral Merger Shares will be issued as a result of the Merger. In lieu of any such fractional shares, each holder of Pure Sub Common Stock who would otherwise have been entitled to receive a fraction of a Doral Merger Share will be rounded up to the next nearest whole number of Doral Merger Shares.

ARTICLE 3
SECURITIES MATTERS

     3.1      Accredited Investor. Pure represents and warrants to Doral that it is the sole stockholder of Pure Sub and that Pure is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     3.2      Restricted Securities. Pure acknowledges and agrees that the Doral Merger Shares will be “restricted securities” within the meaning of the Securities Act and the rules and regulations promulgated thereunder and will be issued to Pure in accordance with the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations, warranties and agreements of Pure contained in this Agreement.

     3.3      Restrictions on Resale. Pure agrees not to reoffer, resell or otherwise transfer the Doral Merger Shares unless such reoffer, resale or transfer is made pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and that Doral may refuse to register any resale or transfer of the Doral Merger Shares not made pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act. Pure acknowledges and agrees that all certificates representing the Doral Merger Shares will be endorsed with a restrictive legend substantially similar to that set out in paragraph 2.1(a) or such similar or other legends as may be deemed advisable by Doral’s legal counsel to ensure compliance with the Securities Act and any other applicable securities laws or regulations. Notwithstanding the foregoing, Doral agrees that Pure may distribute the Doral Merger Shares to each of the general and limited partners of Pure pro rata to their respective partnership interests in Pure (the “Permitted Distribution”), provided that Pure shall have first delivered to Doral certificates in the form attached as Schedule 6.1(p) (each, a “Partner Certificate”) duly and validly completed, executed and delivered by each of the Pure general and limited partners who will receive Doral Merger Shares in connection with the Permitted Distribution.

     3.4      Additional Representations, Warranties and Covenants. Pure represents, warrants and covenants to and with Doral as follows:

(a)      Except with respect to the Permitted Distribution:

(i)      Pure is acquiring the Doral Merger Shares for investment purpose, solely for its own account and benefit, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof;

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(ii)      Pure does not have any contract, undertaking agreement or arrangement with any person to sell, transfer or otherwise grant participations to such person or to any third party, with respect to any of the Doral Merger Shares; and

(iii)      Pure agrees not to enter into any contract, undertaking, agreement, arrangement or other transaction for the sale or transfer or to otherwise grant any rights to the Doral Merger Shares.

          (b)      Pure acknowledges that an investment in the securities of Doral involves a high degree of risk and are a speculative investment and that Pure is able to bear the economic risk of its investment in Doral, and has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in Doral’s securities as contemplated in this Agreement.

          (c)      Pure was not organized for the purpose of acquiring Doral’s securities.

          (d)      Pure acknowledges that the offering of the Doral Merger Shares has not been reviewed by the SEC or any other securities regulatory authority and that the Doral Merger Shares are being offered and will be issued by Doral pursuant to exemptions from the registration requirements of the Securities Act. Completion of the transactions contemplated in this Agreement is conditional upon compliance with all applicable securities laws.

          (e)      In connection with the Permitted Distribution, Pure shall obtain an acknowledgment or agreement from each general and limited partner of their acceptance to abide by all transfer and resale restrictions applicable under Securities Act and rules and regulations promulgated thereunder and any applicable state securities laws, and any other procedures or mechanisms Doral institutes to control the resale or distribution of Doral Merger Shares in compliance thereof.

ARTICLE 4
REPRESENTATIONS OF PURE AND PURE SUB

     Pure and Pure Sub hereby covenant with, and joint and severally represent and warrant to and with Doral and Doral Sub as follows, and acknowledges that Doral and Doral Sub are relying upon such representations, warranties and covenants in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Doral or Doral Sub:

     4.1      Organization and Good Standing.

          (a)      Pure is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite power and authority to own, lease and to carry on its business as now being conducted. Pure is duly qualified to do business and is in good standing as a foreign limited partnership in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Pure taken as a whole.

          (b)      Pure Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pure Sub is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Pure Sub taken as a whole.

     4.2      Authority of Pure. Pure has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement or the Merger (collectively, the “Merger Documents”) to be signed by Pure and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Pure and the consummation by Pure of the transactions contemplated thereby have been duly authorized by the Board of Directors for Pure GP and, by the Closing Date, will have been adopted and approved by the limited partners of Pure holding a majority of the limited partnership interests of each class of limited partners of Pure. Subject to such approval by Pure GP and limited partners, no other organizational or partnership proceedings on the part of Pure are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement is, and the other Merger Documents when executed and delivered as contemplated herein, will be valid and binding obligations of Pure enforceable in accordance with their respective terms, except (1) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights generally; (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (3) as may be limited by public policy.

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     4.3      Authority of Pure Sub. Pure Sub has all requisite corporate power and authority to execute and deliver this Agreement and the Merger Documents, the Articles of Merger, to be signed by Pure Sub and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Pure Sub and the consummation by Pure Sub of the transactions contemplated thereby have been duly authorized by its Board of Directors and the sole stockholder of Pure Sub, no other corporate or shareholder proceedings on the part of Pure Sub are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement is, and the other Merger Documents when executed and delivered as contemplated herein, will be, valid and binding obligations of Pure Sub enforceable in accordance with their respective terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally, (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (3) as may be limited by public policy.

     4.4      Capitalization of Pure Sub. The entire authorized capital stock and other equity securities of Pure Sub (the “Pure Sub Stock”) consists of One Million (1,000,000) shares of common stock, with a par value of $0.001 per share, of which Five Hundred Thousand (500,000) shares of Pure Sub Common Stock are issued and outstanding. All of the issued and outstanding shares of Pure Sub Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pure Sub to issue any additional shares of Pure Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pure Sub any shares of Pure Sub Stock. There are no agreements purporting to restrict the transfer of the Pure Sub Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pure Sub Stock.

     4.5      Title to Pure Sub Stock. Pure owns all of the issued and outstanding shares of Pure Sub Stock as the legal and beneficial owner thereof, with good and marketable title thereto, free and clear of all encumbrances.

     4.6      Subsidiaries. Pure Sub does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Doral and Doral Sub.

     4.7      Noncontravention. Except as set forth on Schedule 4.7, neither the execution, delivery or performance of the Merger Documents, nor the consummation of the Merger, will:

          (a)      Conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pure or Pure Sub under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pure or Pure Sub or any of their respective property or assets;

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          (b)      Violate any provision of the Articles of Incorporation or bylaws of Pure Sub;

          (c)      Violate any provision of the limited partnership agreement or other governing documents of Pure; or

          (d)      Violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pure or Pure Sub or any of their respective property or assets.

     4.8      Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pure or Pure Sub, threatened against Pure or Pure Sub or which involves any of the business, or the properties or assets of Pure or Pure Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Pure or Pure Sub taken as a whole (a “Pure Material Adverse Effect”). To Pure and Pure Sub’s knowledge, there is no reasonable basis for any claim or action that, if asserted, would have a Pure Material Adverse Effect.

     4.9      Compliance.

          (a)      To Pure and Pure Sub’s knowledge, Pure and Pure Sub are in material compliance with, are not in default or violation in any material respect under, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pure or Pure Sub. Pure and Pure Sub have not been charged with and have not received any written notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pure or Pure Sub.

          (b)      Pure and Pure Sub have duly filed all reports and returns required to be filed by them with governmental authorities and has obtained all material governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the knowledge of Pure and Pure Sub, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby.

          (c)      To the knowledge of Pure and Pure Sub, the execution, delivery and performance by Pure and Pure Sub of the transactions contemplated in this Agreement do not violate any law, rule, regulation, ordinance, judgment, decree or order to which Pure, Pure Sub or the Pure Properties are bound.

     4.10      Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the filing of the Articles of Merger pursuant to Nevada Law and the approval of Pure and the general and limited partners of Pure, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for, and there are no preferential rights applicable to, the consummation by Pure and Pure Sub of the transactions contemplated by this Agreement.

     4.11      Financial Representations. Each of the audited consolidated financial statements and unaudited consolidated interim financial statements of Pure, a list of which is attached hereto as Schedule 4.11, and copies of which have been provided to Doral (the “Pure Financial Statements”): (i) have been prepared in accordance with the books and records of Pure and any subsidiaries of Pure, (ii) fairly and accurately present the financial condition of Pure and its subsidiaries as of the respective dates indicated and the results of operations for such periods, and (iii) have been prepared in accordance with United States generally accepted account principles (“GAAP”) applied on a consistent basis in accordance with past business practices (except as may be indicated on the notes thereto and subject, to normal and recurring year-end adjustments). Pure has not received any advice or notification from its independent certified public accountants that Pure or any of its subsidiaries have used any improper accounting practice that would have the effect of not reflecting, or incorrectly reflecting, in the Pure Financial Statements or the books and records of Pure and its subsidiaries, the financial results, or any properties, assets, liabilities, revenues, or expenses, of Pure and its subsidiaries. The books, records, and accounts of Pure and its subsidiaries accurately and fairly reflect, in reasonable detail, the financial results, transactions, assets, and liabilities of Pure and its subsidiaries. Pure and Pure Sub have not engaged in any transaction, maintained any bank account, or used any funds of Pure or Pure Sub, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Pure and Pure Sub.

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     4.12      Absence of Undisclosed Liabilities. Except as set forth on Schedule 4.12, Pure and Pure Sub have no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

          (a)      are not set forth in the Pure Financial Statements or have not heretofore been paid or discharged;

          (b)      did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

          (c)      have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the Financial Statements.

     For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, liquidated or unliquidated, secured or unsecured, perfected or unperfected.

     4.13      Tax Matters.

          (a)      As of the date hereof, (i) Pure and Pure Sub have timely filed all Tax returns which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

          (b)      To Pure’s knowledge, Pure and Pure Sub have paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable.

          (c)      Pure and Pure Sub are not presently under, nor has Pure or Pure Sub received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

          (d)      All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

          (e)      Pure and Pure Sub are not a party to any Tax-sharing agreements or similar contracts or arrangements.

For purposes of this Agreement, “Tax” or “Taxes” means any and all taxes, charges, fees, levies, duties or other assessments whether federal, state, local or foreign, based upon or measured by income, capital, net worth or gain and any other tax including, recapture, gross receipts, profits. sales, use, occupation, use and occupancy, value added, ad valorem, customers, transfer, franchise, shares, withholding, payroll, employment, excise, or property Taxes with respect to an entity or an oil and gas interest held by a entity, together with any interest, fines, penalties and additions to Tax imposed with respect thereto.

     4.14      Absence of Changes. Except as set forth on Schedule 4.14, since September 30, 2010, Pure and Pure Sub have not:

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          (a)      incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any Pure Material Adverse Effect;

          (b)      sold, encumbered, assigned or transferred any fixed assets or properties (other than inventory in the ordinary course of business) which would have been included in the assets of Pure or Pure Sub;

          (c)      created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Pure Sub to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

          (d)      made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value;

          (e)      declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

          (f)      suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

          (g)      suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

          (h)      received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have a Pure Material Adverse Effect;

          (i)      made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $50,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

          (j)      increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

          (k)      changed any of the accounting principles followed or the methods of applying such principles;

          (l)      entered into any transaction other than in the ordinary course of business consistent with past practice; or

          (m)      agreed, whether in writing or orally, to do any of the foregoing.

     4.15      Reserve Reports. All information (including statement of the percentage of reserves from the oil and gas wells and other interests evaluated therein to which Pure are entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Pure) supplied to Joe C. Neal & Associates by or on behalf of Pure that was material to such firm’s estimate of proved oil and gas reserves attributable to the Pure Properties in connection with the preparation of the proved oil and gas reserve reports concerning the Pure Properties as of October 1, 2010 and prepared by such engineering firm (the “Pure Reserve Report”) was true and correct in all material respects and Pure has no knowledge of any material errors in such information that existed at the time of such issuance or as of the date hereof. Pure is not aware of any material errors contained in the Pure Reserve Report.

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     4.16      Title to Assets. Pure has, and on closing Pure Sub will have, good and marketable title to the Pure Properties, free and clear of all encumbrances except for those encumbrances set out in Schedule 4.16. Except as set out in Schedule 4.16, no person has any outstanding option or right, or any interest capable of becoming a right or option to acquire any of the Pure Properties or any part thereof.

     4.17      Rights to Production. Except as disclosed in Schedule 4.17, no person has any call upon, option to purchase or similar rights with respect to any portion of the production of Pure Hydrocarbons from the Pure Properties from and after the Closing Date.

     4.18      Well Abandonment. Except as set forth in Schedule 4.18, there are no wells located on the Pure Leases that (i) are shut-in or incapable of producing for which Pure or Pure Sub has any current plugging or abandonment obligation, or (ii) have been plugged or abandoned in a manner that does not comply in all material respects with applicable law.

     4.19      Gas or Pipeline Imbalances. With respect to the Pure Operated Properties, except as disclosed in Schedule 4.19, as of the date hereof, there are not, and as of the Closing Date, there will not be, any material wellhead, pipeline or plant imbalances attributable to any of the Pure Operated Properties.

     4.20      Sale of Hydrocarbons. With respect to the Pure Operated Properties, Pure and Pure Sub do not have any outstanding obligations to deliver natural gas, natural gas liquids or other Pure Hydrocarbons produced from or attributable to the Pure Properties in the future, without then or thereafter being entitled to receive full value therefor.

     4.21      Payment of Royalties. With respect to the Pure Operated Properties, all rentals, royalties, shut-in royalties, overriding royalties and other payments due and owing by Pure or Pure Sub to or with respect to the Pure Properties have been properly and timely paid.

     4.22      Condemnation. To the knowledge of Pure and Pure Sub, there are no pending actual or threatened taking (whether permanent, temporary, whole or partial) of any part of the Pure Properties by reason of condemnation or threat of condemnation.

     4.23      Receipt of Payments for Production. Pure and Pure Sub have received their net revenue interest shares, as shown in Schedule 4.16, of proceeds from the sale of Pure Hydrocarbons, without suspense, counterclaim or set-off.

     4.24      Contracts and Commitments.

          (a)      Schedule 4.24 sets forth the material agreements, contracts, mortgages, indentures and leases to which Pure or Pure Sub is a party or to which it is bound, including, without limitation, the Pure Hydrocarbon Contracts (each, a “Pure Material Contract” and collectively, the “Pure Material Contracts”).

          (b)      Each Pure Material Contract to which Doral or the Surviving Corporation will, upon Closing, be a party, is valid and binding and is in full force and effect, and neither Pure nor Pure Sub, nor, to the knowledge of Pure and Pure Sub, any other party thereto, has breached any material provision of, or is in default under the terms of, any such Pure Material Contract.

          (c)      Except as set forth in Schedule 4.24, there are no written or agreed to commitments to make capital expenditures with respect to any of the Pure Properties which will individually require expenditures after the Closing Date in excess of $50,000 net to Pure or Pure Sub’s respective interest, as the case may be. With respect to the Pure Operated Properties, there are no contractual obligations of Pure or Pure Sub that require the drilling of additional wells or other material development operations in order to earn or continue to hold, all or any portion of the Pure Properties.

     4.25      Insurance. The Pure Properties and all assets, properties and operations of Pure Sub are insured under various policies of general liability and other forms of insurance as described on Schedule 4.25. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Pure or Pure Sub or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

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     4.26      Employees and Consultants. Schedule 4.26 lists the name, title or position of each employee or consultant of Pure Sub or who will, on Closing, be an employee or consultant of Pure Sub (collectively, the “Pure Sub Employees”). All Pure Sub Employees have been paid all salaries, wages, income and any other sum due and owing to them by Pure or Pure Sub as at the end of the most recent completed pay period. All amounts required to be withheld by Pure or Pure Sub from employees’ salaries or wages and paid to any governmental or taxing authority have been so withheld and paid or remitted. To the knowledge of Pure and Pure Sub, there are no labor conflicts with any Pure Sub Employees that might reasonably be expected to have a Pure Material Adverse Effect. Pure Sub has not and will not enter into any written contracts of employment or consulting agreements other than as listed on Schedule 4.18. To the knowledge of Pure and Pure Sub, no Pure Sub Employee is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Pure or Pure Sub

     4.27      Benefit Plans. Except as set out in Schedule 4.27 neither Pure nor Pure Sub maintains any benefit, pension, profit sharing, life insurance, medical bonus, incentive plans, use of automobiles, credit cards, expense accounts, allowances, club memberships, sharing of costs or expenses, vacation or similar benefits for the benefit of any Pure Sub Employees (a “Pure Sub Benefit Plan”). All Pure Sub Benefit Plans comply, and have been administered or operated in compliance, in all material respects with all applicable laws.

     4.28      Intellectual Property. Pure and Pure Sub own no trademarks, trademark registrations or applications, service marks, trade names, copyrights, copyright registrations or applications, trade secrets, patents, inventions, industrial models, processes, designs, formulae or applications for patents.

     4.29      Real Property. Except as set forth on Schedule 4.29, Pure and Pure Sub do not own any real property.

     4.30      Environmental Matters.

          (a)      Except as set forth on Schedule 4.30, and except as would not, individually or in the aggregate, have a Pure Material Adverse Effect, to the knowledge of Pure and Pure Sub, (i) the ownership and operation of the Pure Properties is in compliance with all applicable Environmental Laws, (ii) there is no pollution or contamination of groundwater, surface water, soil or subsurface strata on the Pure Properties which is required to be remediated under applicable Environmental Laws, and (iii) Pure and Pure Sub are not liable for any Environmental Liabilities to which Doral or the Surviving Corporation will, after Closing, become subject.

          (b)      For purposes of this Agreement, “Environmental Laws” shall mean all applicable federal, state and local laws, statutes, rules, codes, ordinances, regulations, certificates, judgments, decrees, injunctions, writs, orders, directives, interpretations, licenses, permits and other authorizations of any governmental authority dealing with the protection of the environment, including, without limitation, the Clean Air Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Toxic Substances Control Act, the Hazardous & Solid Waste Amendments Act of 1984, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, the Oil Pollution Act of 1990, the Federal Water Pollution Control Act, as amended by the Clean Water Act, and any state laws implementing or substantially equivalent to the foregoing laws, in each case as the same may be amended from time to time.

          (c)      For purposes of this Agreement, “Environmental Liabilities” shall mean any and all liabilities, responsibilities, claims, suits, damages, costs (including remedial, removal, response, abatement, clean-up, investigative or monitoring costs and any other related costs and expenses), other causes of action, damages, settlements, expenses, charges, assessments, liens, penalties, fines, prejudgment and post-judgment interest, attorney’s fees and other legal fees (i) pursuant to any agreement, order, consent, decree, injunction, judgment or similar documents (including settlements) arising out of any Environmental Laws, or (ii) pursuant to any claim by a governmental authority or other person for personal injury, property damage, damage to natural resources, remediation or payment or reimbursement of remediation costs incurred or expended by a governmental authority or any other person arising under any Environmental Laws.

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     4.31      Hedges. Pure and Pure Sub have not entered into any hedge contracts, futures contracts, swap contracts, option contracts or similar derivatives contracts which will be binding on Doral, the Surviving Corporation or the Pure Properties after Closing.

     4.32      Restrictions on Business Activities. There is no material agreement, judgment, injunction, order or decree binding upon Pure or Pure Sub which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Pure Sub, any acquisition of property by Pure Sub or the conduct of business by Pure Sub as currently conducted or as currently proposed to be conducted by Pure Sub.

     4.33      Parachute Payments. Except as set forth on Schedule 4.33, neither the execution or delivery of this Agreement or any of the Merger Documents, nor the consummation of the transactions contemplated hereby or thereby, by Pure or Pure Sub will (a) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, change in control, bonus or otherwise) becoming due to any director, officer or employee of Pure or its subsidiaries under any director, officer, employee or shareholders agreement, benefit or rights plan (a “Plan”) or otherwise, (b) increase any benefits otherwise payable under any Plan, or (c) result in the acceleration of the time of payment or vesting of any such benefits, in each case for which Doral or the Surviving Corporation would be liable or obligated upon Closing.

     4.34      Related Party Transactions. Pure Sub is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to any of the officers, directors or shareholders of Pure, or to their respective spouses or children, in any amount whatsoever; none of said officers, directors or shareholders, or any of their respective spouses or children, are indebted to Pure Sub or have any direct or indirect ownership interest in any firm or corporation with which Pure Sub has a business relationship, or any firm or corporation that competes with Pure Sub. Pure Sub is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     4.35      No Brokers. Except as set forth on Schedule 4.35, Pure and Pure Sub have not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Doral or Doral Sub would be responsible.

     4.36      Minute Books. The corporate records and minute books of Pure Sub, all of which have been, or forthwith upon the execution of this Agreement by the parties hereto, will be provided to Doral and Doral Sub contain complete and accurate minutes of all meetings of their respective directors and shareholders held since incorporation, and original signed copies of all resolutions and bylaws duly passed or confirmed by their respective directors or shareholders other than at a meeting. All such meetings were duly called and held. The share certificate books, register of security holders, register of transfers and register of directors and any similar corporate records of Pure Sub are complete and accurate.

     4.37      Tax-Free Reorganization. To the knowledge of Pure and Pure Sub, neither Pure nor Pure Sub has taken or agreed to take any action that would prevent the Merger from constituting a tax free reorganization within the meaning of Section 368(a) of the Code.

     4.38      Completeness of Disclosure. No representation or warranty by Pure or Pure Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Doral and Doral Sub pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF DORAL AND DORAL SUB

     Doral and Doral Sub hereby covenant with, and jointly and severally represent and warrant to Pure and Pure Sub as follows, and acknowledge that Pure and Pure Sub are relying upon such representations, warranties and covenants in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pure or Pure Sub.

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     5.1      Organization and Good Standing. Doral and Doral Sub are duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on their respective businesses as now being conducted. Doral is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which each owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Doral. Doral Sub has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of the execution of this Agreement.

     5.2      Authority. Doral and Doral Sub have all requisite corporate power and authority to execute and deliver the Merger Documents to be signed by them and to perform their respective obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Doral and Doral Sub and the consummation by Doral and Doral Sub of the transactions contemplated thereby have been duly authorized by their respective boards of directors and no other corporate or shareholder proceedings on the part of Doral or Doral Sub are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement has been, and the remaining Merger Documents, when executed and delivered by Doral and Doral Sub as contemplated herein, will be, duly executed and delivered by Doral and Doral Sub and this Agreement, and the remaining Merger Documents, when executed and delivered by Doral and Doral Sub as contemplated herein, will be, valid and binding obligations of Doral and Doral Sub, enforceable in accordance with their respective terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally; (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (3) as may be limited by public policy.

     5.3      Capitalization of Doral and Doral Sub.

          (a)      The entire authorized capital stock and other equity securities of Doral (the “Doral Stock”) consists of Two Billion (2,000,000,000) shares of Common Stock, with a par value of $0.001 per share (the “Doral Common Stock”). There are no preferred shares of Doral Stock authorized or outstanding. As of the date hereof, there are 135,933,086 shares of Doral Common Stock issued and outstanding. All of the issued and outstanding shares of Doral Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state and local laws, rules and regulations. Except as set forth on Schedule 5.3(a), there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Doral to issue any additional shares of Doral Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Doral any shares of Doral Stock (each, a “Doral Stock Obligation”).

          (b)      The entire authorized capital stock and other equity securities of Doral Sub (the “Doral Sub Stock”) consists of 75,000,000 shares of common stock with a par value of $0.001 per share. There are 1,000 shares of Doral Sub Stock issued and outstanding. All of the issued and outstanding shares of Doral Sub Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements or commitments obligating Doral Sub to issue any additional shares of Doral Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Doral Sub any shares of Doral Sub Stock. There are no agreements purporting to restrict the transfer of Doral Sub Stock and there are no voting agreements, voting trusts or other arrangements restricting or affecting the voting of the Doral Sub Stock.

     5.4      Validity of Doral Common Stock Issuable Upon the Merger. The shares of Doral Common Stock to be issued to the Pure Sub Stockholders upon consummation of the Merger in accordance with Section 2.1 of this Agreement will, when so issued in accordance with the terms of this Agreement, be duly and validly authorized, issued, fully paid and non-assessable.

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     5.5      Title to Doral Sub Stock. Doral owns all of the issued and outstanding shares of Doral Sub Stock as the legal and beneficial owner thereof, with good and marketable title thereto, free and clear of all encumbrances.

     5.6      Subsidiaries. Except as set forth on Schedule 5.6, neither Doral nor Doral Sub has any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Pure.

     5.7      Noncontravention. Except as set forth on Schedule 5.7, neither the execution, delivery or performance of the Merger Documents, nor the consummation of the Merger, will:

          (a)      Conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Doral or Doral Sub under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Doral or Doral Sub or any of their respective property or assets;

          (b)      Violate any provision of the articles of incorporation or bylaws of Doral or Doral Sub; or

          (c)      Violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Doral or Doral Sub or any of their respective property or assets.

     5.8      Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Doral and Doral Sub, threatened against Doral or Doral Sub which involves any of the business, or the properties or assets of Doral or Doral Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Doral or Doral Sub taken as a whole (a “Doral Material Adverse Effect”). To Doral and Doral Sub’s knowledge, there is no reasonable basis for any claim or action that, if asserted, would have a Doral Material Adverse Effect.

     5.9      Compliance.

          (a)      To Doral and Doral Sub’s knowledge, Doral and Doral Sub are in material compliance with, are not in default or violation in any material respect under, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Doral and Doral Sub. Doral and Doral Sub have not been charged with and have not received any written notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Doral and Doral Sub.

          (b)      Doral and Doral Sub have duly filed all reports and returns required to be filed by them with governmental authorities and have obtained all material governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the knowledge of Doral and Doral Sub, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby.

          (c)      To the knowledge of Doral and Doral Sub, the execution, delivery and performance by Doral and Doral Sub of the transactions contemplated in this Agreement do not violate any law, rule, regulation, ordinance, judgment, decree or order to which Doral, Doral Sub or the Doral Properties are bound.

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     5.10      Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the filing of the Articles of Merger pursuant to the Nevada Law and the approval of Pure and the general and limited partners of Pure, and further provided that the representations and warranties contained in this Agreement are accurate, true and correct, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for, and there are no preferential rights applicable to, the consummation by Doral and Doral Sub of the transactions contemplated by this Agreement.

     5.11      Financial Statements. The audited and unaudited interim financial statements of Doral (collectively, the “Doral Financial Statements”) as filed with the United States Securities and Exchange Commission (the “SEC”) and/or listed on Schedule 5.11 (a) have been prepared using the books and records of Doral, (b) fairly and accurately present the financial condition of Doral as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated on the notes thereto and subject, to normal and recurring year-end adjustments). Except as disclosed in Schedule 5.11 or in Doral’s filings with the SEC, Doral has not received any advice or notification from its independent certified public accountants that Doral has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Doral Financial Statements or the books and records of Doral, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Doral accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Doral. Doral and Doral Sub have not engaged in any transaction, maintained any bank account, or used any funds of Doral or Doral Sub, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Doral and Doral Sub.

     5.12      Absence of Undisclosed Liabilities. Except as set forth on Schedule 5.12, Doral and Doral Sub have no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

          (a)      are not set forth in the Doral Financial Statements or have not heretofore been paid or discharged;

          (b)      did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

          (c)      have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the Doral Financial Statements.

     For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, liquidated or unliquidated, secured or unsecured, perfected or unperfected.

     5.13      Absence of Certain Changes or Events. Except as otherwise disclosed in Doral’s filings made with the SEC as of the date thereof or as set forth on Schedule 5.13, since July 31, 2010, Doral has not:

          (a)      incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any Doral Material Adverse Effect;

          (b)      sold, encumbered, assigned or transferred any fixed assets or properties (other than inventory in the ordinary course of business) which would have been included in the assets of Doral;

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          (c)      created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Doral to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

          (d)      made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value;

          (e)      declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

          (f)      suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

          (g)      suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

          (h)      received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have a Doral Material Adverse Effect;

          (i)      made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $50,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

          (j)      increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

          (k)      changed any of the accounting principles followed or the methods of applying such principles;

          (l)      entered into any transaction other than in the ordinary course of business consistent with past practice; or

          (m)      agreed, whether in writing or orally, to do any of the foregoing.

     5.14      SEC Filings.

          (a)      Doral has furnished or made available to Pure and Pure Sub a true and complete copy of each report, schedule, registration statement and proxy statement filed by Doral with the SEC since the inception of Doral (as such documents have since the time of their filing been amended, the "Doral SEC Documents"). Doral has filed with the SEC all documents required to have been filed pursuant to the Securities Act and the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as disclosed in the Doral SEC Documents, as of their respective dates, the Doral SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Doral SEC Documents, and none of Doral SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No event since the date of the last Doral SEC Document has occurred that would require Doral to file a current report on Form 8-K other than the execution of this Agreement.

          (b)      The Chief Executive Officer and Chief Financial Officer of Doral have made all certifications (without qualification or exceptions to the matters certified) required by, and would be able to make such certifications (without qualification or exception to the matters certified) as of the date hereof and as of the Closing Date as if required to be made as of such dates pursuant to, the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and related rules and regulations promulgated by the SEC, and the statements contained in such certifications are complete and correct. Neither Doral nor its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification. Doral is otherwise in substantial compliance with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and quotation standards, if any, of the over-the-counter bulletin board market maintained by The Nasdaq Stock Market, Inc.

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     5.15      Tax Matters.

          (a)      As of the date hereof, (i) Doral and Doral Sub have timely filed all Tax returns which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

          (b)      To Doral’s knowledge, Doral and Doral Sub have paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable.

          (c)      Doral and Doral Sub are not presently under, nor has Doral and Doral Sub received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

          (d)      All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

          (e)      Doral and Doral Sub are not a party to any Tax-sharing agreements or similar contracts or arrangements.

          5.16      Reserve Reports. All information (including statement of the percentage of reserves from the oil and gas wells and other interests evaluated therein to which Doral are entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Doral) supplied to Joe C. Neal & Associates by or on behalf of Doral that was material to such firm’s estimate of proved oil and gas reserves attributable to the Doral Properties in connection with the preparation of the proved oil and gas reserve reports concerning the Doral Properties as of August 1, 2010 and dated August 24, 2010 and prepared by such engineering firm (the “Doral Reserve Report”) was true and correct in all material respects and Doral has no knowledge of any material errors in such information that existed at the time of such issuance or as of the date hereof. Doral is not aware of any material errors contained in the Doral Reserve Report.

     5.17      Title to Assets. Doral has good and marketable title to the Doral Properties free and clear of all Encumbrances except for those Encumbrances set out in Schedule 5.17. Except as set out in Schedule 5.17, no person has any outstanding option or right, or any interest capable of becoming a right or option to acquire any of the Doral Properties or any part thereof.

     5.18      Rights to Production. Except as disclosed in Schedule 5.18, no person has any call upon, option to purchase or similar rights with respect to any portion of the production of Doral Hydrocarbons from the Doral Properties from and after the Closing Date.

     5.19      Well Abandonment. Except as set forth in Schedule 5.19, there are no wells located on the Doral Leases that (i) are shut-in or incapable of producing for which Doral has any current plugging or abandonment obligation, or (ii) have been plugged or abandoned in a manner that does not comply in all material respects with applicable law.

     5.20      Gas or Pipeline Imbalances. With respect to the Doral Operated Properties, to the knowledge of Doral, except as disclosed in Schedule 5.20, as of the date hereof, there are not, and as of the Closing Date, there will not be, any material wellhead, pipeline or plant imbalances attributable to any of the Doral Operated Properties.

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     5.21      Sale of Hydrocarbons. With respect to the Doral Operated Properties, Doral does not have any outstanding obligations to deliver natural gas, natural gas liquids or other Doral Hydrocarbons produced from or attributable to the Doral Properties in the future, without then or thereafter being entitled to receive full value therefor.

     5.22      Payment of Royalties. With respect to the Doral Operated Properties, all rentals, royalties, shut-in royalties, overriding royalties and other payments due and owing by Doral to or with respect to the Doral Properties have been properly and timely paid.

     5.23      Condemnation. To the knowledge of Doral, there are no pending actual or threatened taking (whether permanent, temporary, whole or partial) of any part of the Doral Properties by reason of condemnation or threat of condemnation.

     5.24      Receipt of Payments for Production. Doral has received its net revenue interest shares, as shown in Schedule 5.16, of proceeds from the sale of Doral Hydrocarbons, without suspense, counterclaim or set-off.

     5.25      Contracts and Commitments.

          (a)      Schedule 5.25 set forth the material agreements, contracts, mortgages, indentures and leases to which Doral is a party or to which it is bound, including, without limitation, the Doral Hydrocarbon Contracts (each, a “Doral Material Contract” and collectively, the “Doral Material Contracts”).

          (b)      Each Doral Material Contract is valid and binding and is in full force and effect, and Doral has not, nor to Doral’s knowledge has any third party, breached any material provision of, or is in default under the terms of, any such Doral Material Contract.

          (c)      Except as set forth in Schedule 5.25, there are no written or agreed to commitments to make capital expenditures with respect to any of the Doral Properties which will individually require expenditures after the Closing Date in excess of $50,000 net to Doral’s respective interest, as the case may be. With respect to the Doral Operated Properties, there are no contractual obligations of Doral or Doral Sub that require the drilling of additional wells or other material development operations in order to earn or continue to hold, all or any portion of the Doral Properties.

     5.26      Insurance. The Doral Properties and all assets, properties and operations are insured under various policies of general liability and other forms of insurance as described on Schedule 5.26. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Doral or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

     5.27      Employees and Consultants. Schedule 5.27 lists the name, title or position of each employee or consultant of Doral or who will, on Closing, be remain as an employee or consultant of Doral (collectively, the “Doral Employees”). All Doral Employees have been paid all salaries, wages, income and any other sum due and owing to them by Doral as at the end of the most recent completed pay period. All amounts required to be withheld by Doral from employees’ salaries or wages and paid to any governmental or taxing authority have been so withheld and paid or remitted. Except as disclosed in Schedule 5.27, to the knowledge of Doral, there are no labor conflicts with any Doral Employees that might reasonably be expected to have a Doral Material Adverse Effect. Doral has not and will not enter into any written contracts of employment or consulting agreements other than as listed on Schedule 5.27. To the knowledge of Doral, no Doral Employee is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Doral.

     5.28      Benefit Plans. Except as set out in Schedule 5.28 Doral does not maintain any benefit, pension, profit sharing, life insurance, medical bonus, incentive plans, use of automobiles, credit cards, expense accounts, allowances, club memberships, sharing of costs or expenses, vacation or similar benefits for the benefit of any Doral Employees (a “Doral Benefit Plan”). All Doral Benefit Plans comply, and have been administered or operated in compliance, in all material respects with all applicable laws.

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     5.29      Intellectual Property. Doral owns no trademarks, trademark registrations or applications, service marks, trade names, copyrights, copyright registrations or applications, trade secrets, patents, inventions, industrial models, processes, designs, formulae or applications for patents.

     5.30      Real Property. Doral does not own any real property.

     5.31      Environmental Matters. Except as set forth on Schedule 5.31, and except as would not, individually or in the aggregate, have a Doral Material Adverse Effect, to the knowledge of Doral, (i) the ownership and operation of the Doral Properties is in compliance with all applicable Environmental Laws, (ii) there is no pollution or contamination of groundwater, surface water, soil or subsurface strata on the Doral Properties which is required to be remediated under applicable Environmental Laws, and (iii) Doral are not liable for any Environmental Liabilities to which Doral or the Surviving Corporation will, after Closing, become subject.

     5.32      Hedges. Doral has not entered into any hedge contracts, futures contracts, swap contracts, option contracts or similar derivatives contracts which will be binding after Closing.

     5.33      Restrictions on Business Activities. Except as set forth on Schedule 5.25, here is no material agreement, judgment, injunction, order or decree binding upon Doral or Doral Sub which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Doral after the Closing.

     5.34      Parachute Payments. Except as set forth on Schedule 5.34, neither the execution or delivery of this Agreement or any of the Merger Documents, nor the consummation of the transactions contemplated hereby or thereby, by Doral or Doral Sub will (a) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, change in control, bonus or otherwise) becoming due to any director, officer or employee of Doral or its subsidiaries under any director, officer, employee or shareholders agreement, benefit or rights plan (a “Plan”) or otherwise, (b) increase any benefits otherwise payable under any Plan, or (c) result in the acceleration of the time of payment or vesting of any such benefits, in each case for which Doral or the Surviving Corporation would be liable or obligated upon Closing.

     5.35      Related Party Transactions. Except as set forth on Schedule 5.35, Doral and Doral Sub are not indebted, directly or indirectly, to any of its officers, directors or shareholders or to any of the officers, directors or shareholders of Doral, or to their respective spouses or children, in any amount whatsoever; none of said officers, directors or shareholders, or any of their respective spouses or children, are indebted to Doral or Doral Sub or have any direct or indirect ownership interest in any firm or corporation with which Doral or Doral Sub has a business relationship, or any firm or corporation that competes with Pure Sub.

     5.36      No Brokers. Except as set forth on Schedule 5.36, Doral and Doral Sub have not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Pure, Pure Sub or the Surviving Corporation would be responsible.

     5.37      Minute Books. The minute books of Doral and Doral Sub provided to Pure contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entities and reflect all transactions referred to in such minutes accurately in all material respects.

     5.38      Tax-Free Reorganization. To the knowledge of Doral and Doral Sub, neither Doral nor Doral Sub has taken or agreed to take any action that would prevent the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

     5.39      Completeness of Disclosure. No representation or warranty by Doral or Doral Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pure Sub pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

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ARTICLE 6
CLOSING CONDITIONS

     6.1      Conditions Precedent to Closing by Doral and Doral Sub. The obligations of Doral and Doral Sub to consummate the Merger are subject to the satisfaction of the conditions set forth below, unless any such condition is waived by Doral and Doral Sub at Closing. The Closing of the transactions contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions are for the sole benefit of Doral and Doral Sub and may be waived by them at their sole discretion.

          (a)      Restructuring of Pure. Prior to the Closing Date, Pure will transfer to Pure Sub all of Pure’s assets including, without limitation, all of the Pure Properties (including any Pure Properties not currently known to Pure), all contracts, leases, equipment, inventory, fixtures, records, files, logs, opinions, orders, and related materials (collectively, the “Pure Assets”). The consideration to be paid by Pure Sub for Pure Assets shall consist solely of shares of Pure Sub common stock and the assumption of all liabilities of Pure related to the Pure Assets (the “Pure Assumed Liabilities”).

          (b)      Representations and Warranties. The representations and warranties of Pure and Pure Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pure and Pure Sub will have delivered to Doral and Doral Sub a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Pure and Pure Sub in this Agreement are true and correct in all material respects.

          (c)      Performance. All of the covenants and obligations that Pure and Pure Sub is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

          (d)      Approval by Pure; Pure Debenture Holders. Pure, Pure GP and limited partners holding a majority of the limited partnership interests of each class of limited partners of Pure, and the Pure Sub Stockholders will have approved and adopted this Agreement and the Merger, and either (i) holders of Pure’s 71/2% Debentures Series 2005 (the “Pure Debentures”) shall have approved this Agreement and the transactions contemplated herein, as provided for under the terms of the Pure Debentures, or (ii) Pure shall have delivered to Doral and Doral Sub an opinion of legal counsel acceptable to Doral and Doral Sub, to the effect that the approval of the holders of the Pure Debentures is not required under the terms of the Pure Debentures.

          (e)      Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Doral and Doral Sub, will have been executed and delivered to Doral and Doral Sub.

          (f)      Secretary's Certificate – Pure Sub. Doral and Doral Sub will have received a certificate of the Secretary of Pure Sub attaching (i) a copy of Pure Sub's Articles of Incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (ii) a true and correct copy of Pure Sub's bylaws, as amended; (iii) certified copies of resolutions duly adopted by the Board of Directors of Pure Sub and the Pure Sub Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (iv) a certificate as to the incumbency and signatures of the officers of Pure Sub executing this Agreement and the Merger Documents executed on the Closing Date as contemplated by this Agreement.

          (g)      Pure Legal Opinion. Pure and Pure Sub shall have delivered to Doral and Doral Sub a favorable opinion of legal counsel acceptable to Doral and Doral Sub, addressed to, among others, Doral and Doral Sub substantially in the form of the opinion acceptable to Doral.

          (h)      Exercise of Appraisal Rights. No holders of the issued and outstanding shares of Pure Sub Common Stock will have exercised appraisal rights under the Texas Business Organization Code as dissenting shareholders.

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          (i)      Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Pure made pursuant to Section 8.3 of this Agreement will be acceptable to Doral and Doral Sub in their sole discretion.

          (j)      Third Party Consents. Pure Sub will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Doral and Doral Sub.

          (k)      No Material Adverse Change. No Pure Material Adverse Effect will have occurred since the date of this Agreement.

          (l)      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the transactions contemplated by this Agreement, or (ii) cause the transactions to be rescinded following consummation.

          (m)      Financial Statements. Pure and Pure Sub will have provided to Doral and Doral Sub such financial statements as are, in the opinion of Doral’s auditors, required to permit Doral to make the necessary filings with the SEC under the Exchange Act, in connection with the Merger, including, but not limited to, audited financial statements for the fiscal years ended December 31, 2009 and 2008 and unaudited interim financial statements for the interim period ended September 30, 2010.

          (n)      Fairness Opinion. Doral will have received an opinion from financial advisors acceptable to Doral, in its sole discretion, to the effect that, as of the date of this Agreement and, based on the qualifications set forth in such opinion, that the Merger is fair, from a financial standpoint, to the stockholders of Doral (not including Pure or Pure Sub).

          (o)      Employment and Non-Compete Agreements. Larry Risley and E. Willard Gray, II shall have executed employment and non-compete agreements, in such forms as are acceptable to the parties.

          (p)      Partner Certificates. Each of the general and limited partners of Pure shall have duly and validly completed, executed and delivered to Doral a Partner Certificate in the form attached as Schedule 6.1(p) .

     6.2      Conditions Precedent to Closing by Pure and Pure Sub. The obligation of Pure and Pure Sub to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Pure and Pure Sub at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions are for the sole benefit of Pure and Pure Sub and may be waived by Pure and Pure Sub at its sole discretion.

          (a)      Reverse Split. Prior to the Closing Date, Doral shall complete a 1-for-55 reverse split of its authorized and issued and outstanding shares of common stock (the “Reverse Stock Split”).

          (b)      Representations and Warranties. The representations and warranties of Doral and Doral Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Doral and Doral Sub will have delivered to Pure Sub certificates dated as of the Closing Date, to the effect that the representations and warranties made by Doral and Doral Sub in this Agreement are true and correct.

          (c)      Performance. All of the covenants and obligations that Doral and Doral Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Doral and Doral Sub must have delivered each of the documents required to be delivered by each of them pursuant to this Agreement.

          (d)      Approval by Doral Directors and Doral Sub Stockholders. The Doral Board of Directors and the Doral Sub Stockholders will have approved and adopted this Agreement and the Merger as required by the Nevada Law.

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          (e)      Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the transaction contemplated by this Agreement, all in form and substance reasonably satisfactory to Pure Sub, will have been executed and delivered by Doral and Doral Sub, as applicable.

          (f)      Form D Filing. Doral shall have filed with the SEC, on Form D, a Notice of Exempt Offering of Securities, for the issuance of the Doral Merger Shares to Pure.

          (g)      Secretary's Certificate – Doral. Pure Sub will have received a certificate of the Secretary of Doral attaching (a) a copy of Doral's Articles of Incorporation, as amended through the Closing Date, certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Doral's bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Doral approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Doral executing this Agreement and the Merger Documents executed by Doral on the Closing Date as contemplated by this Agreement.

          (h)      Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Doral or Doral Sub made pursuant to Section 8.3 of this Agreement will be acceptable to Pure Sub in its sole discretion.

          (i)      Third Party Consents. Pure Sub will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Pure Sub.

          (j)      No Material Adverse Effect. No event will have occurred since the date of this Agreement that has had a Doral Material Adverse Effect.

          (k)      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause the transactions to be rescinded following consummation.

          (l)      Doral Legal Opinion. Doral and Doral Sub shall have delivered to Pure and Pure Sub a favorable opinion of legal counsel acceptable to Pure and Pure Sub, addressed to, among others, Pure and Pure Sub substantially in the form of the opinion acceptable to Pure.

          (m)      Alamo Waiver. Doral shall have received evidence satisfactory to Pure and Pure Sub that Alamo Resources, LLC (“Alamo”) will not exercise or has waived any of its rights (the “Alamo Right”) with respect to any Pure Properties as provided in that certain Purchase and Sale Agreement dated April 30, 2010 entered into by and between Doral and Alamo. The parties agree that the value attributable to the Pure Properties subject to the Alamo Right shall be the value set forth in the letter Doral delivered to Alamo dated October 9, 2010.

          (n)      D&O Insurance. Doral shall have procured directors and officers liability insurance, effect from and after the Closing, providing for insurance coverage at rates acceptable to Pure.

          (o)      Title Work. Doral shall have delivered to Pure and Pure Sub title work reasonably satisfactory to Pure and Pure Sub with respect to those oil and gas properties acquired by Doral pursuant to that Purchase and Sale Agreement amongst John R. Stearns and John R. Stearns Jr. (as sellers) and Doral (as buyer) dated June 14, 2010.

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ARTICLE 7
ACTS TO BE TAKEN AFTER CLOSING

     7.1      Actions Post-Closing. As soon as practicable after the Closing, Doral, Doral Sub, Pure and Pure Sub covenant and agree with each other to:

          (a)      File with the SEC a current report on Form 8-K and any filings required to be filed by it under the Exchange Act, the Securities Act or any other federal or blue sky or related laws relating to the consummation of the Merger for Doral;

          (b) Change the name of Doral to “Cross-Border Resources, Inc.”

          (c)      Surviving Corporation shall release its liens on Doral’s assets related to the $250,000 secured loan Pure made to Doral pursuant to that certain Loan and Security Agreement dated September 23, 2010.

     7.2      Adjustment to Merger Consideration. Notwithstanding Section 10.2 or any other provision contained in this Agreement, if after the Effective Time but prior to the Adjustment Termination Date, it is discovered or uncovered that there is a Pre-Existing Undisclosed Doral Stock Obligation, Doral shall issue to Pure or, if Pure has completed the Permitted Distribution (subject to receipt of all Partner Certificates), to the general and limited partners of Pure (pro rata to the number of Doral Merger Shares distributed to them), additional Doral Merger Shares (the “Additional Merger Shares”) so that the total number of Doral Merger Shares issued at Closing, plus any Additional Merger Shares issued pursuant to this Section 7.2, is equal to approximately 80% of the sum of (i) the total number shares of Doral Stock outstanding on Closing (inclusive of the Doral Merger Shares issued on Closing and calculated assuming that all of the Doral Stock Obligations existing as of Closing, including all Pre-Existing Undisclosed Doral Stock Obligations, have been exercised), and (ii) all Additional Merger Shares issued pursuant to this Section.

For purposes of this Section:

          (a)      “Adjustment Termination Date” means the earlier of (i) the date that is twelve (12) months after the Effective Date and (ii) the first date after the Effective Date, if any, that Doral completes a sale of any of its equity securities, other than a sale or issuance of its equity securities: (A) arising out of a Pre-Existing Undisclosed Doral Stock Obligation, (B) made pursuant to any employee or consultant incentive plan or any rights, options, warrants or other securities issued pursuant to any employee or consultant incentive plan, (C) in connection with settlement of the Pure Debentures, or (D) in connection with settlement of Doral’s indebtedness to Little Bay Consulting SA or Green Shoe Investments Ltd. as described in Doral’s financial statements for the year ended July 31, 2010, as filed with Doral’s Annual Report on Form 10-K for the year then ended ; and

          (b)      “Pre-Existing Undisclosed Doral Stock Obligation” means a Doral Stock Obligation that was in existence as of the Closing and not previously disclosed in the Schedules to this Agreement pursuant to the provisions of this Agreement.

ARTICLE 8
PRE-CLOSING COVENANTS OF THE PARTIES

     8.1      Access and Investigation. Between the date of this Agreement and the Closing Date, Pure, Pure Sub, Doral, and Doral Sub, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

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     8.2      Confidentiality. All information regarding the business of (i) Pure and Pure Sub on the one hand (the “Pure Confidential Information”) and (ii) Doral and Doral Sub on the other hand (the “Doral Confidential Information”) will be kept in strict confidence by the other (the “Receiving Party”) and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by the Receiving Party or disclosed to any third party (other than such party’s professional financial, accounting and legal advisors) without the prior written consent of the party who owns such information (the “Disclosing Party”). If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request the Disclosing Party, the Receiving Party will immediately return to the Disclosing Party, any information received from the Receiving Party.

     8.3      Notification. Between the date of this Agreement and the Effective Time, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

     8.4      Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to Article 7, neither Pure or Pure Sub on the one hand, nor Doral or Doral Sub on the other hand, will, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than the other party hereto) relating to any transaction involving the sale of the business or assets or any of the capital stock or other equity interests, or any merger, consolidation, business combination, or similar transaction. If any party hereto is contacted or receives an overture, inquiry, proposal or invitation regarding any of the foregoing types of transaction, the receiving party will promptly notify the other parties hereto, which notice will include the identity of the prospective offeror and the price and terms of the proposed offer.

     8.5      Conduct Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that the other parties otherwise consent in writing, Pure or Pure Sub on the one hand, and Doral or Doral Sub on the other hand, will operate their businesses substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Without limiting the generality of the foregoing, from the date of this Agreement through the Closing Date, except for actions specifically contemplated in this Agreement, neither Pure or Pure Sub on the one hand, nor Doral or Doral Sub on the other hand, will, without the consent of the other:

          (a)      amend its respective organizational documents;

          (b)      incur any liability or obligation, or settle or negotiate any liability, obligation or receivable, other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets;

          (c)      dispose of or contract to dispose of any property or assets except Pure Hydrocarbons or Doral Hydrocarbons in the ordinary course of business consistent with past practice;

          (d)      issue, deliver, sell, pledge or otherwise encumber or subject to any lien, any equity interests, securities, rights, warrants or options to acquire, any equity interests;

          (e)      except as contemplated in this Agreement, (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the equity interests, or (ii) split, combine or reclassify any equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of equity interests; or

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          (f)      materially increase benefits or compensation expenses or any officer, director, or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

     8.6      Public Announcements. Doral, Doral Sub, Pure and Pure Sub each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

     8.7      Public Filings. Each party shall make all filings (securities or otherwise) such party is required to make in connection herewith or desirable to achieve the purposes contemplated hereby and shall cooperate as needed with respect to any such filings by any other party.

     8.8      Further Assurances. Each party shall use commercially reasonable efforts to obtain all consents and approvals, to take such actions and to do all other things necessary for the consummation of the transactions contemplated hereby on the terms and conditions contained herein.

     8.9      Amendments and Supplements to Disclosure Schedules. At any time before the Effective Time, either Pure or Pure Sub on the one hand or Doral or Doral Sub on the other, may provide, supplement, amend or modify any Disclosure Schedule provided at or prior to the execution of this Agreement, provided, however, that any subsequent disclosure may trigger the receiving party’s rights under Section 9.1.

ARTICLE 9
TERMINATION

     9.1      Termination. This Agreement may be terminated at any time prior to the Effective Time of the transactions contemplated hereby by:

          (a)      Mutual agreement of Doral, Doral Sub, Pure and Pure Sub;

          (b)      Doral and Doral Sub, if there has been a breach by Pure or Pure Sub of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pure or Pure Sub that is not cured, to the reasonable satisfaction of Doral or Doral Sub, within ten business days after notice of such breach is given by Doral or Doral Sub (except that no cure period will be provided for a breach by Pure or Pure Sub that by its nature cannot be cured);

          (c)      Pure and Pure Sub, if there has been a breach by Doral or Doral Sub of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Doral or Doral Sub that is not cured by the breaching party, to the reasonable satisfaction of Pure or Pure Sub, within ten business days after notice of such breach is given by Pure or Pure Sub (except that no cure period will be provided for a breach by Doral or Doral Sub that by its nature cannot be cured); or

          (d)      Doral, Doral Sub, Pure or Pure Sub, if the transactions contemplated by this Agreement have not been consummated prior to December 31, 2010, unless the parties agree to extend such date.

     9.2      Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations and provided further that the provisions of Section 8.2 shall survive the termination of this Agreement.

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ARTICLE 10
MISCELLANEOUS PROVISIONS

     10.1      Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding agreements, correspondence or offers are expressly superseded and terminated by this Agreement.

     10.2      Effectiveness of Representations, Warranties and Covenants; Survival. Each party is entitled to rely on the representations, warranties, covenants and agreements of each of the other parties and all such representation, warranties, covenants and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation and warranties contained in ARTICLE 4 and ARTICLE 5, however, will not survive the Closing Date but the covenants of the parties occurring after the Effective Time shall survive Closing.

     10.3      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

     10.4      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     10.5      Severability. It is the desire and intent of the parties that the provisions of the Merger Documents be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of the Merger Documents will for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of the Merger Documents will remain in full force and effect and will not be affected by such holding or adjudication.

     10.6      Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Pure or Pure Sub:

PURE GAS PARTNERS II, L.P.
22610 US HWY 281 North
San Antonio, Texas 78258
Attention: Jim Swink
Telephone: (210) 226-6700
Fax: (210) 930-3967

With a Copy to:

UNGARETTI & HARRIS LLP
3500 Three First National Plaza
Chicago, Illinois 60602
Attention: Robert S. Winner
Telephone: 312-977-4326
Fax: 312-977-4405

And

FRIDAY ELDRIDGE & CLARK LLP
400 West Capitol Avenue, Suite 2000
Little Rock, Arkansas 72201-3522
Attention: Price Gardner
Telephone: (501) 370-1543
Fax: (501) 244-5302

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If to Doral or Doral Sub:

DORAL ENERGY CORP.
3300 N. "A" Street, Bldg 2, Suite 218
Midland, Texas 79705
Attention: E. Willard Gray, II, President
Telephone: (432) 789-1180
Fax: (888) 311-8708

With a Copy to:

O’NEILL LAW GROUP PLLC
435 Martin Street, Suite 1010
Blaine, Washington 98230
Attention: Christian I. Cu
Telephone: (360) 332-3300
Fax: (360) 332-2291

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

     10.7      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     10.8      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

     10.9      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

     10.10      Governing Law; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby (i) submit to personal jurisdiction in the State of Nevada, and (ii) waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     10.11      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     10.12      Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     10.13      Execution. This Agreement may be executed by delivery of executed signature pages by fax or electronically and such fax or electronic signature will be effective for all purposes.

     10.14      Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

27 of 28

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

DORAL ENERGY CORP.	DORAL ACQUISITION CORP.
a Nevada corporation by its	a Nevada corporation by its
authorized signatory:	authorized signatory:

/s/ Everett Willard Gray, II	/s/ Everett Willard Gray, II
Signature of Authorized Signatory	Signature of Authorized Signatory

Everett Willard Gray, II	Everett Willard Gray, II
Name of Authorized Signatory	Name of Authorized Signatory

Chairman & CEO	Chairman & CEO
Position of Authorized Signatory	Position of Authorized Signatory

PURE GAS PARTNERS II, L.P.	PURE ENERGY GROUP, INC.
a Texas limited partnership by its	a Texas corporation by its
authorized signatory:	authorized signatory:

By: Pure Gas Managing GP, LLC
its General Partner	/s/ Jim Swink
Signature of Authorized Signatory

/s/ Jim Swink
Signature of Authorized Signatory	Jim Swink
Name of Authorized Signatory

Jim Swink
Name of Authorized Signatory	Managing Partner/CEO/President
Position of Authorized Signatory

Managing G.P.
Position of Authorized Signatory

28 of 28

SCHEDULE 1.1

To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

ARTICLES OF MERGER

(see attached)

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

     Articles of Merger
(Pursuant to NRS Chapter 92A)

1)      Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

          [  ]      If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

PURE ENERGY GROUP, INC.
Name of merging entity

TEXAS	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,
DORAL ACQUISITION CORP.
Name of surviving entity
NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised: 10-25-10

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)	Choose one:

[X]	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[ ]	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

[ ]	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a)	Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised: 10-25-10

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

PURE ENERGY GROUP, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

DORAL ACQUISITION CORP.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised: 10-25-10

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 10-25-10

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The name of the corporation is PURE ENERGY GROUP, INC.

6)	Location of Plan of Merger (check a or b):

[ ]	(a) The entire plan of merger is attached;

or,

[X]	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)**: _______________________________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 10-25-10

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

[ ]	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

PURE ENERGY GROUP, INC.
Name of merging entity
X	PRESIDENT
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

and,
DORAL ACQUISITION CORP.
Name of surviving entity
X	PRESIDENT
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised: 10-25-10

Reset

SCHEDULE 1.7
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

BOARD OF DIRECTORS / OFFICERS

Name	Position(s)

Everett Willard “Will” Gray II	Director (Chairman) and Chief Executive Officer

Brad Heidelberg	Director

Lawrence Risley	Director, President and Chief Operating Officer

John Hawkins	Director

Richard “Ted” F. LaRoche	Director

P. Mark Stark	Chief Financial Officer

SCHEDULE 1.9
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DEFINITIONS

“Additional Merger Shares” shall have the meaning ascribed to it in Section 7.2.

“Adjustment Termination Date” shall have the meaning ascribed to it in Section 7.2.

“Agreement” shall have the meaning ascribed to it in the preamble of the Agreement and Plan of Merger.

“Alamo” shall have the meaning ascribed to it in Section 6.2(n) .

“Alamo Right” shall have the meaning ascribed to it in Section 6.2(n) .

“Articles of Merger” shall have the meaning ascribed to it in Section 1.1.

“Closing” shall have the meaning ascribed to it in Section 1.2.

“Closing Date” shall have the meaning ascribed to it in Section 1.2.

“Code” shall have the meaning ascribed to it in the Preliminary Statements of the Agreement and Plan of Merger.

“Disclosing Party” shall have the meaning ascribed to it in Section 8.2.

“Disclosure Schedule” means any schedule required to be provided by one party to another party in connection with the Agreement.

“Dissenting Shares” shall have the meaning ascribed to it in Section 2.3.

“Doral” shall have the meaning ascribed to it in the preamble of the Agreement and Plan of Merger.

“Doral Benefit Plan” shall have the meaning ascribed to it in Section 5.28.

“Doral Common Stock” shall have the meaning ascribed to it in Section 5.3(a) .

“Doral Confidential Information” shall have the meaning ascribed to it in Section 8.2.

“Doral Employees” shall have the meaning ascribed to it in Section 5.27

“Doral Equipment” means all equipment, fixtures, facilities, improvements and other property used or held for use, in exploring, developing, operating, producing, maintaining or repairing the Doral Leases or lands pooled therewith, including, without limitation, all equipment, tank batteries, pump jacks, gathering systems, pipelines, processing systems, plants, compressors, meters, injection wells, disposal wells, vehicles, pipe, inventory, machinery, spare parts, and tools.

“Doral Financial Statements” shall have the meaning ascribed to it in Section 5.11.

“Doral Hydrocarbon Contracts” means all valid and existing agreements, contracts and contractual rights and interests of every kind and nature relating to the Doral Wells, the Doral Leases or lands pooled therewith, or any other Doral Properties, including all unit agreements, farm-out agreements, farm-in agreements, salt water handling agreements, operating agreements and Doral Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange and processing agreements, including, without limitation, the contracts and agreements described in Schedule 5.25.

“Doral Hydrocarbons” means all crude oil, natural gas, casinghead gas, condensate, sulfur, natural gas liquids, products , and other liquid or gaseous hydrocarbons, and other minerals of every kind and character which may be produced from or allocable to the Doral Properties, together with all proceeds from or of such Doral Hydrocarbons, and the Doral Inventory Hydrocarbons.

“Doral Inventory Hydrocarbons” means all Doral Hydrocarbons that have not been sold and are in storage at the Doral Leases.

“Doral Leases” means all of Doral’s right, title and interest in and to all oil and gas leases, fee minerals, royalty, overriding royalty and other oil and gas interests covering all lands, wherever located, including, without limitation, the oil and gas leases described in Schedule 5.17, including all rights and interests in any unit or pooled area in which the Doral Leases are included, including, to the extent arising from or associated with the Doral Leases, all rights derived from any unitization, pooling, operating communitization or other agreement.

“Doral Material Adverse Effect” shall have the meaning ascribed to it in Section 5.8.

“Doral Material Contract” or “Doral Material Contracts” shall have the meaning ascribed to it in Section 5.25(a) .

“Doral Merger Shares” shall have the meaning ascribed to it in Section 2.1(a) .

“Doral Operated Properties” means those Doral Properties for which Doral is the operator of record.

“Doral Permits” means all easements, rights-of-way, surface leases, licenses, permits, servitudes, approvals, consents, certificates and other similar interests applicable to or used in operating the Doral Wells, the Doral Leases or lands pooled therewith or the Doral Equipment.

“Doral Properties” means the Doral Leases, the Doral Wells, the Doral Hydrocarbons, the Doral Equipment, the Doral Permits, the Doral Hydrocarbon Contracts and the Doral Records.

“Doral Records” means all of Doral’s files and records relating to the Doral Properties, including, without limitation, (i) lease, division order, contract and land files, abstracts and title opinions, (ii) operations, maintenance, production, environmental and engineering records, (iii) logs, facility and well records, and (iv) accounting files, well payout files and lease operating statements.

“Doral Reserve Report” shall have the meaning ascribed to it in Section 5.16.

“Doral SEC Documents” shall have the meaning ascribed to it in Section 5.14(a) .

 “Doral Stock” shall have the meaning ascribed to it in Section 5.3(a) .

“Doral Stock Obligations” shall have the meaning ascribed to it in Section 5.3(a) .

“Doral Sub” shall have the meaning ascribed to it in the preamble of the Agreement and Plan of Merger.

“Doral Sub Stock” shall have the meaning ascribed to it in Section 5.3(b) .

“Doral Wells” means all oil and gas wells located on the Doral Leases or lands pooled therewith, including, without limitation, the wells identified in Schedule 5.17.

“Effective Time” shall have the meaning ascribed to it in Section 1.3.

“Environmental Laws” shall have the meaning ascribed to it in Section 4.30(b) .

“Environmental Liabilities” shall have the meaning ascribed to it in Section 4.30(c) .

“Exchange Act” shall have the meaning ascribed to it in Section 5.14(a) .

“GAAP” shall have the meaning ascribed to it in Section 4.11.

“Merger” shall have the meaning ascribed to it in the Preliminary Statements of the Agreement and Plan of Merger.

“Merger Documents” shall have the meaning ascribed to it in Section 4.2.

“Nevada Law” shall have the meaning ascribed to it in Section 1.1.

“Partner Certificate” shall have the meaning ascribed to it in Section 3.3.

“Permitted Distribution” shall have the meaning ascribed to it in Section 3.3.

“Pre-Existing Undisclosed Doral Stock Obligation” shall have the meaning ascribed to it in Section 7.2.

“Pure” shall have the meaning ascribed to it in the preamble of the Agreement and Plan of Merger.

“Pure Assets” shall have the meaning ascribed to it in Section 6.1(a) .

“Pure Assumed Liabilities” shall have the meaning ascribed to it in Section 6.1(a) .

“Pure Confidential Information” shall have the meaning ascribed to it in Section 8.2.

“Pure Debentures” shall have the meaning ascribed to it in Section 6.1(d) .

“Pure Equipment” means all equipment, fixtures, facilities, improvements and other property used or held for use, in exploring, developing, operating, producing, maintaining or repairing the Pure Leases or lands pooled therewith, including, without limitation, all equipment, tank batteries, pump jacks, gathering systems, pipelines, processing systems, plants, compressors, meters, injection wells, disposal wells, vehicles, pipe, inventory, machinery, spare parts, and tools.

“Pure Excluded Liabilities” shall have the meaning ascribed to it in Section 6.1(a) .

“Pure Financial Statements” shall have the meaning ascribed to it in Section 4.11.

“Pure GP” shall have the meaning ascribed to it in the Preliminary Statements of the Agreement and Plan of Merger.

“Pure Hydrocarbon Contracts” means all valid and existing agreements, contracts and contractual rights and interests of every kind and nature relating to the Pure Wells, the Pure Leases or lands pooled therewith, or any other Pure Properties, including all unit agreements, farm-out agreements, farm-in agreements, salt water handling agreements, operating agreements and Pure Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange and processing agreements, including, without limitation, the contracts and agreements described in Schedule 4.24.

“Pure Hydrocarbons” means all crude oil, natural gas, casinghead gas, condensate, sulfur, natural gas liquids, products , and other liquid or gaseous hydrocarbons, and other minerals of every kind and character which may be produced from or allocable to the Pure Properties, together with all proceeds from or of such Pure Hydrocarbons, and the Pure Inventory Hydrocarbons.

“Pure Inventory Hydrocarbons” means all Pure Hydrocarbons that have not been sold and are in storage at the Pure Leases.

“Pure Leases” means all of Pure’s right, title and interest in and to all oil and gas leases, fee minerals, royalty, overriding royalty and other oil and gas interests covering all lands, wherever located, and whether currently known or unknown to Pure, including, without limitation, the oil and gas leases described in Schedule 4.16, including all rights and interests in any unit or pooled area in which the Pure Leases are included, including, to the extent arising from or associated with the Pure Leases, all rights derived from any unitization, pooling, operating communitization or other agreement.

“Pure Material Adverse Effect” shall have the meaning ascribed to it in Section 4.8.

“Pure Material Contract” or “Pure Material Contracts” shall have shall have the meaning ascribed to it in Section 4.24(a) .

“Pure Operated Properties” means those Pure Properties for which Pure is the operator of record.

“Pure Permits” means all easements, rights-of-way, surface leases, licenses, permits, servitudes, approvals, consents, certificates and other similar interests applicable to or used in operating the Pure Wells, the Pure Leases or lands pooled therewith or the Pure Equipment.

“Pure Properties” means the Pure Leases, the Pure Wells, the Pure Hydrocarbons, the Pure Equipment, the Pure Permits, the Pure Hydrocarbon Contracts and the Pure Records.

“Pure Records” means all of Pure’s files and records relating to the Pure Properties, including, without limitation, (i) lease, division order, contract and land files, abstracts and title opinions, (ii) operations, maintenance, production, environmental and engineering records, (iii) logs, facility and well records, and (iv) accounting files, well payout files and lease operating statements.

“Pure Reserve Report” shall have the meaning ascribed to it in Section 4.15.

“Pure Sub” shall have the meaning ascribed to it in the preamble of the Agreement and Plan of Merger.

“Pure Sub Benefit Plan” shall have the meaning ascribed to it in Section 4.27.

“Pure Sub Common Stock” shall have the meaning ascribed to it in Section 2.1(a) .

“Pure Sub Dissenting Stockholders” shall have the meaning ascribed to it in Section 2.3.

“Pure Sub Employees” shall have the meaning ascribed to it in Section 4.26.

“Pure Sub Stock” shall have the meaning ascribed to it in Section 4.4.

“Pure Sub Stock Certificate” shall have the meaning ascribed to it in Section 2.2.

“Pure Sub Stockholders” shall have the meaning ascribed to it in Section 2.1(a) .

“Pure Wells” means all oil and gas wells located on the Pure Leases or lands pooled therewith, including, without limitation, the wells identified in Schedule 4.16.

“Receiving Party” shall have the meaning ascribed to it in Section 8.2.

“Reverse Stock Split” shall have the meaning ascribed to it in Section 6.2(a) .

“Sarbanes-Oxley Act” shall have the meaning ascribed to it in Sesction 5.14(b) .

“SEC” shall have the meaning ascribed to it in Section 5.11.

“Securities Act” shall have the meaning ascribed to it in Section 2.1(a) .

“Surviving Corporation” shall have the meaning ascribed to it in Section 1.1.

“Tax” or “Taxes” shall have shall have the meaning ascribed to it in Section 4.13.

SCHEDULE 2.1(a)
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp., Pure
Gas Partners II, L.P. and Pure Energy Group, Inc.

CALCULATION OF SHARES

Number of Shares outstanding for Doral on a fully-diluted basis:	137,246,086

Number of Shares outstanding for Doral on a fully-diluted basis post 1-55 reverse split:	2,495,384	20%

Number of Shares to be issued To Pure at Closing:	9,981,536	80%

Total Number of Shares Outstanding At Closing	12,476,920	100%

Number of Shares Outstanding At Pure Sub:	500,000

Number of Shares of Doral Common Stock Pure will receive for each share of Pure Sub Stock	19.963072	(9,981,536 / 500,000)

SCHEDULE 2.2
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance of common stock (the “Doral Merger Shares”) of DORAL ENERGY CORP., a Nevada corporation (“Doral”), to Pure Gas Partners II, L.P. (“Pure”) pursuant to that certain Agreement and Plan of Merger dated December 2, 2010 (the “Agreement”), among Doral, Doral Acquisition Corp., Pure Gas Partners II, L.P. and Pure Energy Group, Inc., Pure hereby agrees, acknowledges, represents and warrants that:

1. Pure satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), as indicated below::

_______Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

_______Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

_______Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_______Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, whose investment decisions are made solely by persons that are accredited investors.

________Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

________Category 6	A director or executive officer of Doral.

________Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

________Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

2. None of the Doral Merger Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. The Doral Merger Shares shall be issued only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. Pure is acquiring the Doral Merger Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Doral Merger Shares in the United States or to U.S. Persons, except in the case of Permitted Distributions;

5. Doral has not undertaken, and will have no obligation, to register any of the Doral Merger Shares under the U.S. Securities Act;

6. Doral is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers contained in the Agreement and this Certificate, and Pure will hold harmless Doral from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

7. Pure has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Doral Merger Shares and, with respect to applicable resale restrictions, is solely responsible (and Doral is not in any way responsible) for compliance with applicable resale restrictions;

8. Pure and Pure’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Doral in connection with the acquisition of the Doral Merger Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Doral without unreasonable effort or expense;

9. The books and records of Doral were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Doral Merger Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

10. Pure (i) is able to fend for itself in connection with the acquisition of the Doral Merger Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Doral Merger Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; 11. Pure is not aware of any advertisement of any of the Doral Merger Shares and is not acquiring the Doral Merger Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; 12. None of the Doral Merger Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Doral Merger Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Doral on the OTC Bulletin Board; 13. Pure is acquiring the Doral Merger Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part (except with respect to a Permitted Distribution), and no other person has a direct or indirect beneficial interest in the Doral Merger Shares; 14. Neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Doral Merger Shares; 15. Pure understands and agrees that the Doral Merger Shares will bear a legend substantially in the following form:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

16. The address of Pure included herein is the sole address of Pure as of the date of this certificate.

[signature page attached]

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder of the _______day of _____________________, 2010

PURE GAS PARTNERS II, L.P.
By:   Pure Managing GP, LLC

By:            ________________________
Title:         ________________________
Address:  ________________________
                  ________________________
                  ________________________

DISCLOSURE SCHEDULES 4.7 THROUGH 4.35
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE AND PURE SUB DISCLOSURE SCHEDULES

Capitalized terms used in the Schedules referenced above but not defined shall have the meaning set forth in the Agreement and Plan of Merger (the “Agreement”) referenced above and dated of even date herewith. These Disclosure Schedules of Pure and Pure Sub (the “Schedules”) are qualified in their entirety by reference to specific provisions of the Agreement, and they are not intended to constitute, and shall not be construed as constituting, representations or warranties of Pure and Pure Sub except as and to the extent provided in the Agreement. Inclusion of information herein shall not be construed as an admission that such information (i) is material to the business or financial condition or (ii) has or would constitute a Pure Material Adverse Effect. The reference to or listing, description, disclosure or other inclusion of any item or any other matter in these Schedules shall not constitute or be construed as an assertion or representation that such item or matter constitutes a violation of or a breach or default under any contract, plan, lease, arrangement, commitment, order, law or permit or is otherwise an admission of any liability or obligation to any third party except as and to the extent provided in the Agreement.

Disclosures are not necessarily limited to those that the Agreement requires be disclosed in these Schedules. Such additional disclosures are set forth for informational purposes and do not necessarily include other matters of a similar nature.

Headings have been inserted in these Schedules for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the Schedules herein as set forth in the Agreement. Any matter disclosed in one provision, subprovision, section or subsection hereof is deemed disclosed in the manner set forth in such original provision, subprovision, section or subsection and incorporated by reference in any other provision, subprovision, section or subsection for which applicability of such information and disclosure is reasonably apparent on its face.

SCHEDULE 4.7
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE NONCONTRAVENTION

None

SCHEDULE 4.11
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE FINANCIAL STATEMENTS

  Consolidated Audited Financial Statements for Fiscal Year Ended December 31, 2009

  Consolidated Unaudited Balance Sheet and Income Statement from January 1, 2010 through October 31, 2010

SCHEDULE 4.12
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE UNDISCLOSED LIABILITIES

None

SCHEDULE 4.14
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE ABSENCE OF CHANGES

Sale / Assignment of Interests in Wells

County	Township- Range	Section	Description	Lease Name/Number	Transaction Date	Type Transaction

1	Eddy	16S-29E	35	NE/4 NW/4	St of New Mexico B2175-17	10/6/2010	Term Assignment to Peregrine Production L.L.C. for cash bonus and retained overriding royalty Lease of company minerals for cash bonus and retained royalty
2	Lea	12S-32E	12	N/2 NE/4	Company Minerals	10/12/2010

   Pure has delivered Authority for Expenditures (AFEs) for the following Pure properties:

  Cimarex Parkway “11” St. #1H , Eddy County, NM - amount of commitment is estimated to be $400,000 after 12/31/10

  Cimarex Parkway “11” St #2H, Eddy County, NM - AFE approved on 10/18/10 for $794,995 for a completed well; assume entire expenditure to be made after 12/31/10

  Devon KSI 22 Fed #1H, Lea County, NM – AFE for a completed well to be approved by 11/18/10 for $108,750; well to be drilled early in 1st quarter of 2011

SCHEDULE 4.16
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE PROPERTIES AND RELATED ENCUMBRANCES

Pure Properties (by well name)

List of PDP Wells
Amtrack State Com #01	Little Eddy Unit #04
Amtrack State Com #02	Little Eddy Unit #05
Andrew Fee #01	Lusk 33 Fed #06
Bandit 15 Federal Com #01	Manry Elliott #02
Bass #04	Manry Elliott #03
Bass Federal #01	Mescalero Ridge E Fed #01
Beavertail State Com #01	Mescalero Ridge F Fed #01
Box Canyon 13 Fed #01	Midnight Spcl 9 St Com #01
Bradley 29 Fed Com #01	Moby #02
Bradley 31 Fed Com #01	No Bluff 36 St Com #02
Bradley 31 Fed Com #03	Osca St Com #01
Bradley 36 St Com #01	Oxy Boc St #01
Bradley 6 Fed Com #01	Oxy Grandslam Fed #01
Cannon Ball 9 St Com #01	Oxy Legend St #01
Cannon Ball 9 St Com #02	Oxy Roscoe Fed #02
Cemetary 2 #02	Oxy Roscoe Fed Com #01
Coyote Spcl 9 St Com #01	Oxy Viper Fed #01
Delhi B St #02	Oxy Viper Fed #02
Delhi Fed #01	Personally 1525-33 #01
Duke Arp Fed Com #01	Puma #01
E. Turkey Track 3 Fed #02	Quail St Com #01
Federal 22 #01	S. Lovington 25 #01
Federal HH 33 #01	S. Lusk 28 Fed #01
Golden Lane 29 St #01	S.E. Lusk 27 Fed #01
Grave Digger St Com #01H	S.E. Lusk 34 Fed #01
Great Bear Park 24 Fed #01	S.E. Lusk 34 Fed #01
Hat Mesa 31 St #01	S.E. Lusk 34 Fed #02
Hat Mesa 31 St #02	S.E. Lusk 34 Fed #03
Heavy Harry St Com #01	S.E. Lusk 34 Fed #05
Heavy Harry St Com #02	S.W. TT 11 St #01
High Lonesome 26 Fed Com #01	Scratch St Com #01
John Town 1525-29 #01	Sivley 19 Fed #021
John Town 1525-29 #02	SL Deep Fed #02
John’s Hopper 30 #02	SL Deep Fed #03
Johns B Fed #04	SL Deep Fed #04H
Johns B Fed #06	SL Deep Fed Com #01
KC Strip State #02	Starbuck 19 Fed Com #01
Kincaid 1724	State HL 11 #01
Unbridled 1525-28 #01
Unbridled 1525-28 #02
Wishbone Fed Com #01

List of PDNP
Bradley 31 Com #01 (M/A/C)
Bradley 31 Fed #03 (M)
Bradley 31 Fed #03 (S)
Bradley 6 Fed Com #01
Lusk 33 Fed #06 (D)
Manry Elliott #02
Osca State Com #01 (C)
Puma
S Lusk 28 Fed #01 (BSS)
S.E. Lusk 34 Fed #02
S.E. Lusk 34 Fed #03
Scratch St Com #01
SE Lusk 27 Fed #01 (BS)
SL Deep Fed Com #01 (A)
SL Deep Fed Com #02 (BSS)
SL Deep Fed Com #02 (D)
SL Deep Fed Com #3 (BSS)

List of PUD Wells
Bradley 29 Fed #02H
Bradley 31 Com #01H
Full Moon 29-01
Gravedigger St Com #02H
Gravedigger St Com #03H
Gravedigger St Com #04H
H. Lonesome 26 #02H
Kincaid 1724 #211
KSI Fed 22-1H
Mesc. Ridge 14 St #01
Mesc. Ridge 14 St #02
Parkway St #01H
Scratch St Com #02
SE Lusk 33 Fed #07 (BS/D)
SE Lusk 33 Fed #08
SL Deep Fed #05 (BS-B)
TT Sec 30 #01H

Additional property information has been provided to Doral but is too voluminous to include here.

Encumbrances on Pure Properties are as follows:

  Texas Capital Bank, N.A. holds a lien on the Pure Properties in connection with that Credit Agreement dated August 4, 2006 in the maximum principal amount of $10,000,000 and evidenced by Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production for the benefit of Texas Capital Bank, N.A. and filed in the applicable counties of Texas and New Mexico, as supplemented from time to time.

  Pure and Pure Sub granted a security interest to the holders of 7 ½% Series 2005 Debentures on the Pure Properties pursuant to that certain Trust Indenture dated as of March 1, 2005 by and between Pure and First Security Bank, as Trustee, and evidenced by that certain Debenture dated as of March 1, 2005 and that certain UCC-1 Financing Statement filed against Pure and Pure Sub in favor of the Trustee, as agent for the holders of Debentures.

Option to Acquire Pure Properties

Pure has become subject to an Operating Agreement originally entered into by and between Tenneco Oil Company, as “Operator”, and Continental Oil Company, as “Non-Operator” dated September 1, 1964. Under this Operating Agreement, in the event either party desires to sell all or any part of its interest in the “Contract Lands” it shall promptly give written notice to the other party, with full information concerning its proposed sale. However, neither party holds a preferential right to purchase in those cases where either party wishes to mortgage its interest, or to dispose of its interest by merger, reorganization, consolidation, or sale of all of its assets, or the sale of all of its oil and gas-producing assets in the state concerned, or a sale or transfer of its interest hereunder to a subsidiary or parent company, or subsidiary of parent company, or to any company in which either party owns a majority of the stock.

A copy of the Operating Agreement is available upon request.

SCHEDULE 4.17
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE RIGHTS TO PRODUCTION

None

SCHEDULE 4.18
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE WELL ABANDONMENT

None

SCHEDULE 4.19
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE GAS OR PIPELINE IMBALANCES

None

SCHEDULE 4.24
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE CONTRACTS AND COMMITMENTS

(a)	See attached.

(c)	See Schedule 4.14

WELLS	PROP ID	SPACING UNIT			LEGAL LOCATION			MATERIAL CONTRACTS
								Lease(s)/ Minerals	Operating Agreement(s)
		FORMATION	DESCRIPTION	GROSS ACS	SEC	Twn/Rng	COUNTY

LCX 1724 KINCAID #111	LCX001	Abo/Wolfcamp	W/2	320	11	T17S-R24E	EDDY	6	7
BRADLEY "31" COM #1	BRA001	Strawn/Atoka/Morrow	W/2	313.08	31	T18S-R30E	EDDY	1,2	4
BRADLEY "31" COM #3	BRA005	Strawn/Atoka/Morrow	E/2	320	31	T18S-R30E	EDDY	1,3	5
STATE HL 11 #1	STA002	Atoka	S/2	320	11	T19S-R29E	EDDY	7	1,8
PARKWAY "11" #1H (PUD)	PAR001	2nd Bone Springs	W/2 W/2	160	11	T19S-R29E	EDDY	7	1,8
WISHBONE FEDERAL COM #1	WIS001	Strawn	W/2	313.04	6	T19S-R30E	EDDY	8,9	1
SOUTHWEST TT "11" #1	SOU001	Strawn	S/2	320	11	T19S-R29E	EDDY	7	1,3,8
GRAVE DIGGER #1H	GRA002	Yeso	W/2 W/2	160.46	2	T20S-R25E	EDDY	5	6
GRAVE DIGGER #2H	GRA003	Yeso	E/2 W/2	160	2	T20S-R25E	EDDY	5	6
GRAVE DIGGER #3H (PUD)	N/A	Yeso	W/2 E/2	160	2	T20S-R25E	EDDY	5	6
GRAVE DIGGER #4H (PUD)	N/A	Yeso	E/2 E/2	160	2	T20S-R25E	EDDY	5	6
SL DEEP FED COM #2	SLDEE2	Bone Spring "B" Carbonate	SE/4 NW/4	40	30	T19S-R32E	LEA	10	1,2,8
SL DEEP FED COM #2 (PDNP)	SLDEE2	2nd Bone Spring (8866-9256')	SE/4 NW/4	40	30	T19S-R32E	LEA	10	1,2,8
SL DEEP FED COM #2 (PDNP)	SLDEE2	Delaware (4514-4530')	SE/4 NW/4	40	30	T19S-R32E	LEA	10	1,2,8
SL DEEP FED #3	SLDEE3	Bone Spring "B" Carbonate	NE/4 NW/4	40	30	T19S-R32E	LEA	10	1,2,8
SL DEEP FED #3 (PDNP)	SLDEE3	2nd Bone Spring	NE/4 NW/4	40	30	T19S-R32E	LEA	10	1,2,8
SL DEEP #4-H	SLDEE4	2nd Bone Spring	W/2 NW/4	80	30	T19S-R32E	LEA	10	1,2,8
SL DEEP #5 (PUD)	N/A	Delaware (4514-4530')	NW/4 NW/4	40	30	T19S-R32E	LEA	10	1,2,8
FEDERAL HH 33 #1	FED001	Atoka	NE/4	160	33	T19S-R32E	LEA	4	1
SE LUSK 33 FEDERAL #6	LUS006	Delaware	NE/4 NE/4	40	33	T19S-R32E	LEA	4	1
SE LUSK 33 FEDERAL #7 (PUD)	N/A	1st Bone Spring/Delaware	SE/4 NE/4	40	33	T19S-R32E	LEA	4	1
SE LUSK 33 FEDERAL #8 (PUD)	N/A	Delaware	NW/4 NE/4	40	33	T19S-R32E	LEA	4	1
LUSK S "34" FEDERAL #2	LUSK03	Delaware	SW/4 NW/4	40	34	T19S-R32E	LEA	4	3
LUSK S "34" FEDERAL #3	LUSK04	Delaware	NW/4 NW/4	40	34	T19S-R32E	LEA	4	3

MATERIAL CONTRACTS

Leases/Mineral Interests:

					Legal Description
#	Lessor/Grantor	Lessee/Grantee	Date	County	Sec		Twn/Rnge

1	USA NM 27279 (out of LC 068402)	Edna M Elliott	7/1/1949	Eddy	31	Lots 1,3,4; NE/4 NW/4; E/2 SW/4;SE/4; W/2 NE/4; SE/4 NE/4	18S-30E
2	USA LC 069111	Charlie W Parcell	1/1/1949	Eddy	31	Lot 2; SE/4 NW/4	18S-30E
3	USA LC 068402	Edna M Elliott	7/1/1949	Eddy	31	NE/4 NE/4	18S-30E
4	USA NM 01135	Leonard Oil Company	3/1/1950	Lea	33	NE/4	19S-32E
4	USA NM 01135	Leonard Oil Company	3/1/1950	Lea	34	W/2 NW/4	19S-32E
5	Ralph A Shugart, et ux	USSR&M	11/30/1951	Eddy	2	SE/4	20S-25E
6	R E Williams, et ux	USSR&M	9/22/1947	Eddy	11	W/2	17S-24E
7	State of NM B-9739-25	Bernice R. Piatt	7/21/1942	Eddy	11	NW/4	19S-29E
7	State of NM B-9739-25	Bernice R. Piatt	7/21/1942	Eddy	11	W/2 SW/4	19S-29E
7	State of NM B-9739-25	Bernice R. Piatt	7/21/1942	Eddy	11	E/2	19S-29E
8	USA LC 066087	C M Keohane	1/1/1950	Eddy	6	Lots 6,7, E/2 SW/4	19S-30E
9	USA LC 066087(a)	C M Keohane	1/1/1950	Eddy	6	Lots 3,4,5, SE/4 NW/4	19S-30E
10	USA NM 0107697	Charles E Jones	1/1/1940	Lea	30	Lot 1 (NW/4 NW/4)	19S-32E
10	USA NM 0107697	Charles E Jones	1/1/1940	Lea	30	Lot 2 (SW/4 NW/4)	19S-32E

Operating Agreements:

#	Operator	Non-Operator(s)	Date	Contract Area
				County	Sec		Twn/Rnge	Depth Limitations

1	Bellwether Exploration Company	Pure Energy Group, Inc.	11/12/1999	Eddy		All jointly owned leases
2	Tenneco Oil Company	Continental Oil Company	9/1/1967	Lea	30	W/2 NW/4	19S-32E	All depths
3	Edge Petroleum Exploration Co.	Pure Energy Group, Inc. et al	8/26/2003	Eddy/Lea		All jointly owned leases
4	Mewbourne Oil Company	Edge Petroleum, et al	5/3/2007	Eddy	31	Lots 1,2,3,4; E/2 W/2 (W/2)	18S-30E	from base of Queen to base of Morrow
5	Mewbourne Oil Company	Marbob Enegy Corp, et al	11/1/2008	Eddy	31	E/2	18S-30E	from base of Queen to base of Morrow
6	Preston Exploration, LLC	Capstone Oil & Gas Company, L.P. et al	5/1/2005	Eddy	2	S/2	20S-25E	all depths (Cemetary 2-2 well)
7	LCX Energy LLC	Parallel Petroleum et al	12/1/2005	Eddy	11	W/2	17S-24E	surface to base of Abo/Wolfcamp
8	Tenneco Oil Company	Bassett-Birney Oil	7/9/1979	Eddy	11	All	19S-29E	S/2: all depths; N/2: below San Andres
9	Delhi-Taylor Oil Corporation	Kerr-McGee Oil	12/12/1962	Lea	30	NW/4	19S-32E	surface to base of Strawn

SCHEDULE 4.25
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE INSURANCE POLICIES

See attached Certificates of Insurance

11/23/2010 14:50 2109303967 PURE PAGE 02/05

ACORD. CERTIFICATE OF LIABILITY INSURANCE

OP ID KW PUREE-2

DATE (MM/DD/YYYY) 11/23/10

PRODUCER
Bogan, Dunlap & Wood Insurance
(DIA Book)
4001 E. 42nd. St. Suite 100
Odessa TX 79762-5935
Phone:432-362-8800 Fax:432-362-8855

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Pure Energy Group, Inc
22610 Hwy 281 N, Ste. 218
San Antonio TX 78258

INSURERS AFFORDING COVERAGE		NAIC #
INSURER A:	Steadfast Insurance Co.	
INSURER B:	Texas Mutual Ins. Co.	22945
INSURER C:	Travelers Casualty & Surety	31194
INSURER D:		
INSURER E:		

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC	GL09398066-00	12/05/09	12/05/10	EACH OCCURRENCE	$1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$100,000
						MED EXP (Any one person)	$Excluded
						PERSONAL & ADV INJURY	$1,000,000
						GENERAL AGGREGATE	$2,000,000
						PRODUCTS - COMP/OP AGG	$2,000,000
A		AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS	GL09398066-00	12/05/09	12/05/10	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
A		EXCESS/UMBRELLA LIABILITY X OCCUR CLAIMS MADE DEDUCTIBLE X RETENTION $10,000	AEC9398067-00	12/05/09	12/05/10	EACH OCCURRENCE	$5,000,000
						AGGREGATE	$5,000,000
							$
							$
							$
B		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below	SBP-0001164262	12/10/09	12/10/10	WC STATUTORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$1000000
						E.L. DISEASE - EA EMPLOYEE	$1000000
						E.L. DISEASE - POLICY LIMIT	$1000000
C		OTHER Emp crime coverage	104851454	12/05/09	12/05/10	Deduct.	10,000
						Limit	1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS
See Notepad for additional information

CERTIFICATE HOLDER

Ungaretti & Harris, LLP
Attn: Robert S. Winner
3500 Three First National Plza
Chicago IL 60602-4283

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

ACORD 25 (2001/08)

© ACORD CORPORATION 1988

11/23/2010 14:50 2109303967 PURE PAGE 03/05

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25 (2001/08)

11/23/2010 14:50 2109303967 PURE PAGE 04/05

NOTEPAD: HOLDER CODE INSURED'S NAME Pure Energy Group, Inc PUREE-2 OP ID KM PAGE 3 DATE 11/23/10

Cost of Control & Extra Expense (Control of Well Coverage):
Carrier: Lloyds of London
Policy #CES70909920
12/5/09 - 12/5/10

Cost of Control Limit: $3,000,000 any one occurrence CSL
CCC/ROD: $500,000 any one occurrence, Seperate limits
Retention:
Cost of Control - $50,000 any one occurrence, CSR for wells with a "TVD" of 10,000' or less
$100,000 any one occurrence, CSR for wells with a "TVD" deeper than 10,000'
CCC/ROD $50,000 Any one Occurrence

Directors & Officers Liability:
Carrier: Travelers Casualty
Policy # 104851454
Effective: 12/5/09 - 12/5/10

Coverage Summary:
Private D&O - $2,000,000 Limit with $10,000 retention
EPL - $1,000,000 Limit with $10,000 retention
Crime Fidelity
Employee Theft - $1,000,000 Limit w/$10,000 retention

Commercial Inland Marine (Oil lease property)
Carrier: Travelers Lloyds Insurance Co.
Policy #QT-660-5383B324-TLC-09
Eff: 12/5/09 - 12/5/10

Limit of Insurance: $112,000
Deductible: $1,000

11/23/2010 14:50 2109303967 PURE PAGE 05/05

ACORD. EVIDENCE OF PROPERTY INSURANCE

OP ID: TOM

DATE (MM/DD/YY): 07/12/10

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER: Bogan, Dunlap & Wood Insurance (DIA Book) 4001 E. 42nd. St. Suite 100 Odessa TX 79762-5935 David L. Wood	PHONE (A/C, No, Ext): 432-362-8800 FAX: 432-362-8858
CODE:	SUB CODE:
AGENCY CUSTOMER ID #: PUREE-2	
COMPANY: Travelers Lloyds Insurance Co	

INSURED: Pure Energy Group, Inc
22610 Hwy 281 N, Ste. 218
San Antonio TX 78258

LOAN NUMBER	POLICY NUMBER		
DEVELOPERS	660 5076R928		
EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL TERMINATED IF CHECKED	
07/12/10	07/12/11	X	

THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

001

22610 US Hwy 281 N. Ste 211
San Antonio TX 78258

COVERAGE INFORMATION

COVERAGE/PERILS/FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
Premise 001 Building 001		
BUILDING	0	1000
CONTENTS	40000	1000
Valuation - Replacement Cost		
Coinsurance - 80%		

REMARKS (Including Special Conditions)

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS

Developers Diversified Realty
PO Box 12010-DD
Hemet CA 92546-8010

MORTGAGEE	ADDITIONAL INSURED
LOSS PAYEE	X Landlord

LOAN #: 21085-39382

AUTHORIZED REPRESENTATIVE: [signature]

ACORD 27 (3/93) © ACORD CORPORATION 1993

SCHEDULE 4.26
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE SUB EMPLOYEES AND CONSULTANTS

Joanna Kessler	- Administrative Assistant	- at-will employee

Larry Risley	- Chief Operating Officer	- subject to employment agreement

BDR Consulting, Inc.	- Consultant to Pure

SCHEDULE 4.27
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE SUB BENEFIT PLANS

Pure reimburses Mr. Risley for his monthly dental premium and monthly automobile financing cost.

SCHEDULE 4.29
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE REAL PROPERTY

50% Undivided Interest in and to the following described Real Property

State	County	Township Range	Section	Legal Description

New Mexico	Lea	16S-34E	20	19.339 acres being N/2 SE/4 SW/4; S/2 NE/4 SW/4, SAVE and EXCEPT 20.661 acres conveyed to El Paso Natural Gas Company by Deed dated 3/10/59 recorded in Vol 233, page 173, Deed Records of Lea County
New Mexico	Lea	25S-37E	20

0.320 acres being Lots 21, 22, 23 and 24 of Block 29 in the Town of Jal, Lea County, New Mexico, according to the map or plat of said town recorded in the office of the county clerk of Lea County, New Mexico in Book 3, page 447, Miscellaneous Records

New Mexico	Lea	25S-37E	21	160 acres being the E/2 NW/4 and the W/2 NE/4
New Mexico	Chaves/Lea

12.194 acres being all of that part of Blocks 8, 9, 10, 15, 16, 22 and 23 of Cumberland City which lie between the right-of-way of FA 1/4-48, now known as New Mexico State Highway No. 40 and the right-of-way of FAGH-48(3), now known as U.S. Highway No. 285 with the exception of all oil, gas and other minerals rights under Lot 2, Block 8 of said Cumberland City , the said Cumberland City being a subdivision of Chaves County, New Mexico as shown on the official plat thereof on file in the office of the County Clerk of Chaves County, New Mexico

New Mexico	Chaves	13S-26E	12	80 acres being the S/2 SE/4
New Mexico	Chaves	13S-26E	13	80 acres being the N/2 NE/4

SCHEDULE 4.30
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE ENVIRONMENTAL MATTERS

None

SCHEDULE 4.33
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE PARACHUTE PAYMENTS

Pursuant to that certain Option and Incentive Agreement dated August 22, 2008, as amended, Mr. Risley was granted an option to acquire that number of Class C Units of Pure equal to 2% of total partnership interests of Pure, on a fully diluted basis. This option is now fully vested and Mr. Risley intends to exercise this option prior to the Closing.

SCHEDULE 4.35
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

PURE BROKERAGE FEES OR COMMISSIONS

Pursuant to an agreement dated November 17, 2010 between Doral, Pure and C.K. Cooper & Company, Inc. (“CK Cooper”), Doral has agreed to pay to CK Cooper a fee equal to $125,000 upon Closing. If the Merger does not close, CK Cooper will be paid a fee equal to $100,000, of which $50,000 will be paid by Doral and $50,000 will be paid by Pure. In addition, Doral has agreed to pay to CK Cooper a fee of $75,000 for the delivery by CK Cooper of a written fairness opinion with respect to the Merger (the “Opinion”), plus an additional $10,000 for each update to the Opinion.

DISCLOSURE SCHEDULES 5.3 THROUGH 5.36
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL AND DORAL SUB DISCLOSURE SCHEDULES

Capitalized terms used in the Schedules referenced above but not defined shall have the meaning set forth in the Agreement and Plan of Merger (the “Agreement”) referenced above and dated of even date herewith. These Disclosure Schedules of Doral and Doral Sub (the “Schedules”) are qualified in their entirety by reference to specific provisions of the Agreement, and they are not intended to constitute, and shall not be construed as constituting, representations or warranties of Doral and Doral Sub except as and to the extent provided in the Agreement. Inclusion of information herein shall not be construed as an admission that such information (i) is material to the business or financial condition or (ii) has or would constitute a Doral Material Adverse Effect. The reference to or listing, description, disclosure or other inclusion of any item or any other matter in these Schedules shall not constitute or be construed as an assertion or representation that such item or matter constitutes a violation of or a breach or default under any contract, plan, lease, arrangement, commitment, order, law or permit or is otherwise an admission of any liability or obligation to any third party except as and to the extent provided in the Agreement.

Disclosures are not necessarily limited to those that the Agreement requires be disclosed in these Schedules. Such additional disclosures are set forth for informational purposes and do not necessarily include other matters of a similar nature.

Headings have been inserted in these Schedules for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the Schedules herein as set forth in the Agreement. Any matter disclosed in one provision, subprovision, section or subsection hereof is deemed disclosed in the manner set forth in such original provision, subprovision, section or subsection and incorporated by reference in any other provision, subprovision, section or subsection for which applicability of such information and disclosure is reasonably apparent on its face.

SCHEDULE 5.3(a)
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL STOCK OBLIGATIONS

Outstanding Stock Options Granted Under 2009 Stock Incentive Plan

Number	Price	Expiry Date	Optionee
304,000	$0.50	06/22/2014	Stephen F.X.	O’Neill
21,000	$0.33	10/26/2014	Stephen F.X.	O’Neill
97,000	$0.26	12/02/2014	Stephen F.X.	O’Neill
178,100	$0.025	03/23/2015	Stephen F.X.	O’Neill
712,900	$0.028	07/27/2015	Stephen F.X.	O’Neill
1,313,000

SCHEDULE 5.6
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL SUBSIDIARIES

Name of Subsidiary		Jurisdiction of Incorporation

1.	Doral West Corp.	Nevada

2.	Doral Acquisition Corp.	Nevada

SCHEDULE 5.7
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL NONCONTRAVENTION

Pursuant to that Purchase and Sale Agreement between Doral and Alamo Resources, LLC (“Alamo”) dated April 30, 2010, Alamo has a right to acquire any oil and gas interest acquired by Doral covering lands located in Eddy County, New Mexico for a period of 24 months beginning June 15, 2010.

SCHEDULE 5.11
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp., Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL FINANCIAL STATEMENTS

•	Consolidated Audited Financial Statements for the Fiscal Year ended July 31, 2010.

Copies of Doral Financial Statements filed with Doral’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. Please see Doral’s report on Form 8-K, filed with the SEC on November 10, 2009 regarding the restatement of Doral’s financial statements for the year ended July 31, 2008 and the interim periods ended October 31, 2008, January 31, 2009 and April 30, 2009 and Doral’s report on Form 8-K filed with the SEC on October 21, 2010 regarding the restatement of Doral’s financial statements for the interim period ended April 30, 2010.

SCHEDULE 5.12
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL UNDISCLOSED LIABILITIES

None.

SCHEDULE 5.13
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL ABSENCE OF CHANGES

None.

SCHEDULE 5.17
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL PROPERTIES AND RELATED ENCUMBRANCES

Wells and Leases

(See attached.)

Encumbrances

Security interest granted in favor of Pure pursuant to that loan and security agreement between Doral and Pure dated September 23, 2010.

Dated August 1, 2010
Doral Energy Corp. Well List

EXHIBIT "A" - Properties	Page 1 of 3	xls. Xl0000029

EXHIBIT "A" - Properties	Page 2 of 3	xls. Xl0000029

EXHIBIT "A" - Properties	Page 3 of 3	xls. Xl0000029

SCHEDULE 5.18
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL RIGHTS TO PRODUCTION

None.

SCHEDULE 5.19
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL WELL ABANDONMENT

(See attached.)

General info Loveless, Paul and Union leases

SCHEDULE 5.20
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL GAS OR PIPELINE IMBALANCES

None.

SCHEDULE 5.25
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL CONTRACTS AND COMMITMENTS

(a)	Doral Material Contracts:

•	Lease Crude Oil Purchase Agreement dated September 23, 2008 between Doral and ConocoPhillips Company.

(c)	Commitments for Capital Expenditures:

None.

SCHEDULE 5.26
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL INSURANCE POLICIES

Bonds (Insurance agent is JS Ward and Son of Artesia, NM)

  B004527-$50,000 Blanket Plugging Bond to the NMOCD
  B004526-$25,000 Statewide Oil & Gas Bond to the BLM

Liability (Insurance agent is AON of Houston, Texas)

  General Liability/Business Auto/Umbrella/Property Package - Policy #VK04208431
  Control of Well- Policy #EE1000346
  D&O Liability - Policy #DOHOAABB9V001
  Workers Compensation - Policy #HEUB5208M23610

Health Insurance

  Blue Cross/Blue Shield (Medical, Dental, Vision)- Group # 072171

SCHEDULE 5.27
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL EMPLOYEES AND CONSULTANTS

Name	Current Title or Position

Everett Willard Gray, II	Chairman, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and a director	No written compensation contract.
P. Mark Stark	Consultant	Written consulting agreement
dated October 13, 2010.
Debi Hughes	Administrative Assistance	No written compensation contract.

SCHEDULE 5.28
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL BENEFIT PLANS

  Doral 2009 Stock Incentive Plan. Summary of terms provided in Doral’s Annual Report on Form 10- K for the year ended July 31, 2010. Copy of Amended and Restated Plan filed as an exhibit to Doral’s Report on Form 8-K filed with the SEC on July 30, 2010.

  Doral health insurance plan. See Schedule 5.26.

SCHEDULE 5.31
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL ENVIRONMENTAL MATTERS

None.

SCHEDULE 5.34
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL PARACHUTE PAYMENTS

None.

SCHEDULE 5.35
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL RELATED PARTY TRANSACTIONS

None.

SCHEDULE 5.36
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc.

DORAL BROKERAGE FEES OR COMMISSIONS

Pursuant to an agreement dated November 17, 2010 between Doral, Pure and C.K. Cooper & Company, Inc. (“CK Cooper”), Doral has agreed to pay to CK Cooper a fee equal to $125,000 upon Closing. If the Merger does not close, CK Cooper will be paid a fee equal to $100,000, of which $50,000 will be paid by Doral and $50,000 will be paid by Pure. In addition, Doral has agreed to pay to CK Cooper a fee of $75,000 for the delivery by CK Cooper of a written fairness opinion with respect to the Merger (the “Opinion”), plus an additional $10,000 for each update to the Opinion.

SCHEDULE 6.1(p)
To the Agreement And Plan Of Merger among Doral Energy Corp., Doral Acquisition Corp.,
Pure Gas Partners II, L.P. and Pure Energy Group, Inc .

FORM OF PARTNER CERTIFICATES

(see attached)

CERTIFICATE OF QUALIFIED INVESTOR

The undersigned hereby covenants, agrees, represents and warrants with and to Doral Energy Corp., a Nevada corporation (“Doral”), Doral Acquisition Corp., a Nevada corporation and the wholly owned subsidiary of Doral (“Doral Sub”), Pure Gas Partners II, L.P., a Texas limited partnership (“Pure”), and Pure Energy Group, Inc., a Texas corporation and the wholly owned subsidiary of Pure (“Pure Sub”) (Doral, Doral Sub, Pure and Pure Sub hereinafter collectively referred to as the “Merger Parties”) as follows, and acknowledges that the Merger Parties are relying on such covenants, agreements, representations and warranties in connection with the issuance by Doral of shares of Doral’s common stock (the “Doral Securities”) to Pure pursuant to that certain Agreement and Plan of Merger dated December 2, 2010 amongst the Merger Parties, and the subsequent distribution of the Doral Securities by Pure to the general and limited partners of Pure, including the undersigned, each pursuant to the exemptions from registration provided by Rule 506 of Regulation D of the US Securities Act of 1933, as amended (the “Securities Act”):

1.

The undersigned meets the definition of an accredited investor as set out in Rule 501 of Regulation D of the Securities Act, a copy of which definition is provided in Appendix A of this Certificate of Investor Qualification.

2.

The undersigned has read Appendix B of this Certificate of Investor Qualification and hereby covenants, agrees, represents and warrants to Doral that each of the matters set out in Appendix B is true and correct.

The undersigned further agrees to indemnify and hold harmless the Merger Parties and their respective directors, officers, employees and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of any breach by the undersigned of covenant, agreement, representation or warranty made or given pursuant hereto.

Name of Investor (please print)

Signature of Investor
(or authorized signatory of Investor if Investor is not a natural person)

Name and Title of Authorized Signatory if Investor is not a natural person (please print)

Address of Investor

Jurisdiction of Organization of Investor if Investor is not a natural person (please print)

Date

APPENDIX A
TO
CERTIFICATE OF INVESTOR QUALIFICATION

Definition of Accredited Investor

A person qualifies as an accredited investor if he, she or it, falls within any of the following categories set out in the definition of an “accredited investor” under Rule 501 of Regulation D of the US Securities Act of 1933 as amended (the “Securities Act”):

  Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; any Small Business Investment Company licensed by the US Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors;

  Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase and excluding the value of his or her primary residence, net of any mortgage obligation secured by such property, exceeds $1,000,000 (for purposes of this calculation, if indebtedness secured by the person’s primary residence exceeds the value of the residence, the amount of such excess must be considered a liability and deducted from the person’s net worth);

  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.;

  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act; or

  Any entity in which all of the equity owners meet the requirements of at least one of the above noted categories.

For the purposes of the foregoing terms in bold, the following definitions apply:

A sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D of the Securities Act is a person who, either alone or with his, her or its representatives, has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment.

A-1

APPENDIX B
TO
CERTIFICATE OF INVESTOR QUALIFICATION

Covenants, Agreements, Representations and Warranties
To Be Provided By Investors

The named person in this Certificate of Investor Qualification (the “Investor”) hereby covenants, agrees, represents and warrants to the Merger Parties as follows, and acknowledges that the Merger Parties are relying upon such covenants, agreements, representations and warranties in connection with the issuance of securities to Pure and the subsequent distribution of those securities to the Investor:

1.

Acquired Entirely for Own Account: The Investor is acquiring the Doral Securities to be distributed to it solely for the Investor’s own account and benefit for investment purposes, and not with a view to the resale or distribution of any part thereof. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise dispose of, grant participations in or distribute the Doral Securities or any portion thereof.

2.

Access to Information: The Investor has had full opportunity to review Doral’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of Doral. The Investor has had full opportunity to (i) ask questions and receive answers from Doral regarding this information, and (ii) to review and discuss this information with the Investor's legal and financial advisors. The Investor has received all such information as he, she or it deems necessary and appropriate to enable the Investor to evaluate the financial risk inherent in an investment in the Doral Securities.

3.

Economic Risk and Suitability: The Investor acknowledges that the Doral Securities involve a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the Investor’s financial condition, to bear the economic risk of an investment in the Doral Securities and has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Doral Securities;

4.	Restricted Securities: The Investor acknowledges and agrees that:

(a)	the offering of the Doral Securities to the Investor has not been reviewed, approved or disapproved by the SEC or any other securities regulatory authority or any other regulatory authority.

(b)

the Doral Securities to be distributed to the Investor have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws and accordingly, the Doral Securities will be “restricted securities” as defined in Rule 144 of the Securities Act and will be subject to a “hold period” and possibly other resale restrictions under applicable securities legislation and the policies of the SEC and may not be offered, sold, pledged or otherwise transferred, directly or indirectly, without prior registration under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of those laws. The Investor agrees not to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Doral Securities absent an effective registration under the Securities Act and applicable state securities laws unless there is an applicable exemption from such registration requirements.

(c)

the certificates representing any Doral Securities to be issued to the Investor will bear such restrictive legends as are required under the Securities Act and the applicable securities laws of any state of the United States or any other jurisdiction, including a restrictive legend substantially similar to the following:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

(d)

Doral will make an notation in its records of the above described restrictions on transfer and restrictive legends, and Doral may refuse to register any sale or transfer of the Doral Securities, or to remove any restrictive legend, unless (i) such sale or transfer is made pursuant to an effective registration under the Securities Act and applicable state securities laws or (ii) there is an available exemption from such registration requirements and the Investor furnishes Doral with an opinion of counsel of such standing, and in such form and substance, as are reasonably satisfactory to Doral.

5.	General: The Investor understands, acknowledges and agrees that:

(a) if the Investor is a natural person, the Investor is of legal age and capacity.

B-1

(b)

if the Investor is a partnership, trust, corporation or other entity other than a natural person: (i) it was not organized for the purpose of acquiring the Doral Securities; (ii) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so.

(c)	the Investor is a resident of the jurisdiction referred to under “Address of Investor” on the cover page of this Certificate.

(d)

confirms that the Investor: (i) has not received any general solicitation or general advertisement, (ii) has not attended any seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement), and (iii) has not received any advertisement in any newspaper, magazine, or similar media, broadcast on television or radio about acquiring the Doral Securities.

(e)	this Certificate has been duly authorized and validly executed and delivered by the Investor.

(f)

in completing and signing this Certificate, has provided information concerning himself, herself or itself that is correct and complete as of the date this Certificate is dated, and if there should be any material change in such information prior to the issuance of the Doral Securities he, she or it will immediately provide such information to Doral.

(g)

the offering of the Doral Securities made to the Investor is intended to be exempt from the registration requirements of the Securities Act by virtue of Regulation D of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Investor in this Certificate.

(h)

the covenants, agreements, representations and warranties of the Investor contained in this Certificate and in any other writing delivered in connection with the offer and sale of the Doral Securities to the Investor are true and correct, in all respects, as of the date this Certificate, and will be true and correct, in all respects, as of the date the Doral Securities are acquired as if made on and as of such date.

B-2